UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.  )
Filed by the Registrant ☒	Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
BUTTERFLY NETWORK, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Butterfly™
The New Image of Health

2023 Proxy Statement

And Notice of Annual Meeting

April 28, 2023
Dear Fellow Stockholder:
On behalf of our board of directors and our senior management team, we are pleased to invite you to attend the 2023 annual meeting of stockholders of Butterfly Network, Inc. to be held at 11:00 a.m., Eastern Time, on Friday, June 16, 2023. This year’s annual meeting will be conducted solely via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/BFLY2023. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about Butterfly Network, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, eight persons will be elected to our board of directors. In addition, we will ask stockholders to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023, and to approve by an advisory vote the compensation of our named executive officers (“NEOs”), as disclosed in this proxy statement. Our board of directors recommends the approval of each of the three proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the internet, we have elected to deliver our proxy materials to the majority of our stockholders over the internet. This electronic process gives you fast, convenient access to the materials and reduces the impact on the environment and our printing and mailing costs. On April 28, 2023, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2023 annual meeting of stockholders and our 2022 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting, and how to receive a paper copy of the proxy materials by mail.
We sincerely hope you will join us at our virtual annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your ongoing support of Butterfly Network, Inc.
Sincerely,

Dr. Jonathan M. Rothberg
Founder and Director
2023 Proxy Statement	2

1600 District Avenue
Burlington, Massachusetts 01803
April 28, 2023
Notice of 2023 Annual Meeting of Stockholders
TIME:	11:00 a.m. Eastern Time
DATE:	Friday, June 16, 2023
ACCESS:
This year’s annual meeting will be held virtually via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BFLY2023 and entering the 16-digit control number included in the Notice of Internet Availability or proxy card that you receive.

PURPOSES:
1.	To elect eight directors to serve one-year terms expiring in 2024;
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	To approve by a non-binding advisory vote the compensation of our NEOs, as disclosed in this proxy statement; and
4.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of Butterfly Network, Inc. Class A common stock or Class B common stock at the close of business on April 19, 2023. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1600 District Avenue, Burlington, Massachusetts, 01803. If you wish to view this list, please contact our Corporate Secretary at Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts, 01803, (781) 557-4800 or by email at legal@butterflynetinc.com. Such list will also be available for examination by the stockholders during the annual meeting at www.virtualshareholdermeeting.com/BFLY2023.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.
BY ORDER OF OUR BOARD OF DIRECTORS

Larry Weiss
Chief Legal Officer and Corporate Secretary
2023 Proxy Statement	3

Forward-Looking Statements
This proxy statement, including the Letter to Stockholders of Butterfly Network, Inc. (the “Company”) contained in this proxy statement, includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations, assumptions, estimates, and projections with respect to the Company and its financial results, future performance, development of products and services, and the size and potential growth of current or future markets for its products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the Company’s ability to grow and manage growth profitably; the success, cost and timing of the Company’s product and service development activities; the potential attributes and benefits of the Company’s products and services; the degree to which the Company’s products and services are accepted by healthcare practitioners and patients for their approved uses; the Company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company’s ability to identify, in-license or acquire additional technology; the Company’s ability to maintain its existing license, manufacture, supply and distribution agreements; manufacturing and supply of the Company’s products; the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; changes in applicable laws or regulations; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services and reimbursement for medical procedures conducted using its products and services; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s ability to raise financing in the future; and other risks and uncertainties indicated from time to time in the Company’s most recent Annual Report on Form 10-K or in subsequent filings that it makes with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions you not to place undue reliance upon any forward-looking statements, which speak only as of the date hereof. The Company does not undertake or accept any obligation or undertake to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based.
2023 Proxy Statement	4

2023 Proxy Statement	5

Butterfly Network, Inc.
1600 District Avenue
Burlington, Massachusetts 01803

PROXY STATEMENT FOR THE BUTTERFLY NETWORK, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 16, 2023
This proxy statement, along with the accompanying notice of 2023 annual meeting of stockholders, contains information about the 2023 annual meeting of stockholders of Butterfly Network, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m., Eastern Time, on Friday, June 16, 2023. Because hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting, this year’s annual meeting will be conducted solely via live audio webcast on the internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/BFLY2023. You will not be able to attend the annual meeting in person.
In this proxy statement, we refer to Butterfly Network, Inc. and its wholly-owned subsidiaries as “Butterfly,” the “Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about April 28, 2023, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2023 annual meeting of stockholders and our 2022 annual report to stockholders.
IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS
This proxy statement, the Notice of Annual Meeting of Stockholders, our form of proxy card and our 2022 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, as amended, which includes our financial statements for the fiscal year ended December 31, 2022, on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.butterflynetwork.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Butterfly Network, Inc., Attn: Investor Relations, 1600 District Avenue, Burlington, Massachusetts 01803. Exhibits will be provided upon written request and payment of an appropriate processing fee.
2023 Proxy Statement	6

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING
AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2023 annual meeting of stockholders to be held virtually, on Friday, June 16, 2023, at 11:00 a.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 because you owned shares of our Class A common stock or Class B common stock (together, the “common stock”) on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about April 28, 2023.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
We are holding a virtual annual meeting to enable us to communicate with our stockholders while supporting the health and well-being of our stockholders and employees. We believe that hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I Access the Virtual Annual Meeting?
The live audio webcast of the annual meeting will begin promptly at 11:00 a.m., Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the virtual annual meeting, you will need to log in at www.virtualshareholdermeeting.com/BFLY2023 using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the annual meeting.
Will I Be Able to Ask Questions and Have These Questions Answered During the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/BFLY2023, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the annual meeting, related to rules of conduct and other materials for the annual meeting will be available at www.virtualshareholdermeeting.com/BFLY2023.
2023 Proxy Statement	7

What Happens if There Are Technical Difficulties During the Annual Meeting?
Beginning 15 minutes prior to, and during, the annual meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. There will be technical support telephone numbers referenced on the log in page of the VSM site should you require technical assistance and/or experience connectivity issues on the day of the meeting.
Who May Vote?
Only stockholders of record at the close of business on April 19, 2023 will be entitled to vote at the annual meeting. As of the close of business on the record date, there were 203,908,542 shares of our common stock outstanding and entitled to vote, including 177,481,605 shares of Class A common stock and 26,426,937 shares of Class B common stock. Our Class A common stock and Class B common stock are our only classes of voting stock.
If on April 19, 2023 your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.
If on April 19, 2023 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Class A common stock that you own entitles you to one vote and each share of our Class B common stock that you own entitles you to 20 votes.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the internet or telephone. You may specify whether your shares should be voted FOR or AGAINST for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
•	By internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the internet or by telephone.
•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time on June 15, 2023
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers.
How Does Our Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
•	“FOR” the election of the nominees for director;
•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and
•	“FOR” the compensation of our NEOs, as disclosed in this proxy statement.
2023 Proxy Statement	8

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by internet or by telephone as instructed above;
•	by notifying Butterfly Network, Inc.’s Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or
•
by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Directors
The nominees for director will be elected by the affirmative vote of a majority of the votes cast for the election of a nominee. For each nominee, you may vote either FOR or AGAINST such nominee. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee of our board of directors will reconsider its selection.

2023 Proxy Statement	9

Proposal 3: Approve a Non-Binding Advisory Vote on the Compensation of our Named Executive Officers, as Disclosed in this Proxy Statement
The affirmative vote of a majority of the votes cast for this proposal is required to approve, on a non-binding advisory basis, the compensation of our NEOs, as disclosed in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Each share of our Class B common stock is entitled to 20 votes per share and each share of our Class A common stock is entitled to one vote per share. The Founder, former Interim Chief Executive Officer, and current member of our board of directors, Jonathan M. Rothberg, Ph.D., beneficially owns 100% of our Class B common stock and controls a majority of the voting power of all of our outstanding shares of capital stock. As a result, Dr. Rothberg has the power to elect each of the nominees named in this proxy statement, ratify the appointment of our independent registered public accounting firm and approve the compensation of our NEOs.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of our common stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum is present at an annual meeting.
Attending the Annual Meeting
This year, our annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/BFLY2023 shortly before the meeting time, and follow the instructions for downloading the webcast. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Butterfly Network, Inc. stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or, if applicable, our proxy materials to you if you write or call our Corporate Secretary at: Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts, 01803 or (781) 557-4800. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Description of the Business Combination Completed in February 2021
On February 12, 2021, Longview Acquisition Corp., a Delaware corporation (“Longview” and after the Business Combination described herein, the “Company”), consummated a business combination (the “Business Combination”) pursuant to the terms of the business combination agreement dated as of November 19, 2020 (the “Business Combination Agreement”) by and
2023 Proxy Statement	10

among Longview, Clay Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Butterfly Network, Inc., a Delaware corporation (“Legacy Butterfly”). In connection with the Business Combination, Longview changed its name to “Butterfly Network, Inc.” (“Butterfly”) and Legacy Butterfly changed its name to “BFLY Operations, Inc.” Immediately upon the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”, and such completion, the “Closing”), Merger Sub merged with and into Legacy Butterfly, with Legacy Butterfly surviving the Business Combination as a wholly-owned subsidiary of Longview (the “Merger”). Following the Closing, the Company’s Class A common stock and warrants to purchase Class A common stock are listed on the New York Stock Exchange under the symbol “BFLY” and “BFLY WS,” respectively. As a result of the Business Combination, the business of Legacy Butterfly became our business.
Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” and “our” refer to Butterfly Network, Inc. and its wholly-owned subsidiaries, including Legacy Butterfly.
2023 Proxy Statement	11

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of the Company’s common stock as of April 19, 2023 by:
•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;
•	each of the Company’s NEOs and directors; and
•	all current executive officers and directors of the Company as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units (“RSUs”) that vest within 60 days. Company stock issuable upon exercise of options and warrants currently exercisable within 60 days and RSUs that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of Company common stock is based on 177,481,605 shares of the Company’s Class A common stock and 26,426,937 shares of the Company’s Class B common stock issued and outstanding as of April 19, 2023.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of shares of Class A Common Stock	%	Number of shares of Class B Common Stock	%	% of Total Voting Power**
Directors and Executive Officers:
Jonathan M. Rothberg, Ph.D.(2)	10,474,911	5.9	26,426,937	100	76.3
Larry Robbins(3)	17,404,767	9.8	—	—	2.5
Dawn Carfora(4)	90,655	*	—	—	*
Elazer Edelman, M.D., Ph.D.(5)	79,940	*	—	—	*
Gianluca Pettiti(6)	96,660	*	—	—	*
S. Louise Phanstiel(7)	138,695	*	—	—	*
Erica Schwartz, M.D., J.D., M.P.H.(8)	56,199	*	—	—	*
Heather C. Getz(9)	242,412	*	—	—	*
Andrei G. Stoica, Ph.D.(10)	184,453	*	—	—	*

All Current Directors and Executive Officers of the Company as a Group (10 Individuals)(11)	28,941,389	16.3	26,426,937	100	79
Five Percent Holders:
Jonathan M. Rothberg, Ph.D.(2)	10,474,911	5.9	26,426,937	100	76.3
Fosun Industrial Co., Limited(12)	10,716,630	6	—	—	1.5
Entities Affiliated with Glenview Capital Management(3)	17,404,767	9.8	—	—	2.5
Blackrock, Inc.(13)	10,448,729	5.9	—	—	1.5
The Vanguard Group(14)	12,052,848	6.8	—	—	1.7
ARK Investment Management LLC(15)	10,000,460	5.6	—	—	1.4
2023 Proxy Statement	12

*	Indicates beneficial ownership of less than 1%.
**
Percentage of total voting power represents voting power with respect to all outstanding shares of our Class A common stock and our Class B common stock as a single class. Each share of our Class B common stock is entitled to 20 votes per share and each share of our Class A common stock is entitled to one vote per share.

(1)	Unless otherwise indicated, the business address of each of these individuals is c/o Butterfly Network, Inc., 1600 District Avenue, Burlington, MA 01803.
(2)
Consists of (i) 2,523,517 shares of Class A common stock held by Dr. Rothberg, (ii) 48,231shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 19, 2023, held by Dr. Rothberg, (iii)  21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 19, 2023, held by Dr. Rothberg, (iv) 6,202,545 shares of Class A common stock distributed from 2012 JMR Trust Common, LLC and held by entities owned by trusts created for the benefit of Dr. Rothberg's children, (v) 952,277 shares of Class A common stock held by 1997 JMR Trust Common, LLC, (vi) 726,696 shares of Class A common stock held by Dr. Rothberg’s spouse and (vii) 26,426,937 shares of Class B common stock held by 4C Holdings I, LLC, 4C Holdings II, LLC, 4C Holdings III, LLC, 4C Holdings IV, LLC and 4C Holdings V, LLC (the “4C Holdings LLCs”). Dr. Rothberg is the sole manager of the 4C Holdings LLCs and therefore has sole voting and investment control over the shares. Dr. Rothberg is the Company’s former Interim Chief Executive Officer, Founder and is currently a member of the board of directors.

(3)
Consists of (i) 4,546,687 shares of Class A common stock held by Longview Investors LLC, (ii) 8,033,501 shares of Class A common stock held by Glenview Capital Partners, L.P., Glenview Institutional Partners, L.P., Glenview Capital Master Fund, LTD., Glenview Capital Opportunity Fund, L.P., Glenview Healthcare Master Fund, L.P. and Glenview Offshore Opportunity Master Fund, LTD. (the “Glenview Investment Funds”), (iii) 3,032,600 shares underlying private placement warrants held by Longview Investors LLC that are exercisable within 60 days of April 19, 2023, (iv) 1,713,333 shares underlying private placement warrants held by the Glenview Investment Funds that are exercisable within 60 days of April 19, 2023, (v) 8,770 shares of Class A common stock held by Mr. Robbins; (vi) 48,231 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 19, 2023 held by Mr. Robbins, and (vii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 19, 2023 held by Mr. Robbins. Mr. Robbins is the managing member of Longview Investors LLC; the founder, portfolio manager and chief executive officer of Glenview Capital Management, LLC; and a member of our board of directors. Glenview Capital Management, LLC serves as investment manager to each of the Glenview Funds. Mr. Robbins shares voting and dispositive power over the shares held by Longview Investors LLC, Glenview Capital Management, LLC and the Glenview Investment Funds and may be deemed to beneficially own such shares. The address of the principal business office for Mr. Robbins, Longview Investors LLC and the Glenview Investment Funds is 767 Fifth Avenue, 44th Floor, New York, NY 10153.

(4)
Consists of (i) 20,779 shares of Class A common stock, (ii) 48,231 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 19, 2023, and (iii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 19, 2023.

(5)
Consists of (i) 10,064 shares of Class A common stock, (ii) 48,231 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 19, 2023, and (iii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 19, 2023.

(6)
Consists of (i) 26,784 shares of Class A common stock, (ii) 48,231 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 19, 2023, and (iii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 19, 2023.

(7)
Consists of (i) 60,049 shares of Class A common stock held by H.G. Phanstiel LP (ii) 8,770 shares of Class A common stock held by Ms. Phanstiel, (iii) 21,645 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 19, 2023 and (iv) 48,231 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 19, 2023. Ms. Phanstiel is the Managing Member of H.G. Phanstiel LP, and therefore has voting and investment control over the shares.

(8)	Consists of (i) 7,968 shares of Class A common stock and (ii) 48,231 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 19, 2023.
(9)
Consists of (i) 157,123 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 19, 2023, and (ii) 85,289 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 19, 2023.

(10)
Consists of (i) 107,854 shares of Class A common stock, (ii) 25,862 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 19, 2023 and (iii) 50,737 shares of Class A common stock issuable upon the exercise of options exercisable within 60 days of April 19, 2023.

(11)
See footnotes 2 through 10; also includes 172,697 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days of April 19, 2023 held by Larry Weiss, the Company’s Chief Legal Officer and Corporate Secretary.

(12)
Information is based on the Schedule 13G/A filed by Fosun Industrial Co., Limited (“Fosun Industrial”) and Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (“Fosun Pharma”) on February 14, 2023, Consists of shares of Class A common stock held by Fosun Industrial. Fosun Industrial is a wholly-owned subsidiary of Fosun Pharma. Fosun Pharma is a subsidiary of, and is beneficially held approximately 35.82% by, Shanghai Fosun High Technology (Group) Co. Ltd. (“Fosun High Technology”) and 0.22% by Fosun International Limited (“Fosun International”). Fosun High Technology is a wholly-owned subsidiary of Fosun International, which is a subsidiary of, and is beneficially held approximately 73.53% by, Fosun Holdings Limited (“Fosun Holdings”). Fosun Holdings is a wholly-owned subsidiary of Fosun International Holdings Ltd. (“Fosun International Holdings”). Fosun International Holdings is beneficially held approximately 85.29% by Guo Guangchang and 14.71% by Wang Qunbin. Guo Guangchang controls Fosun International Holdings and could therefore be deemed the beneficial owner of the securities held by Fosun Industrial. The address of the principal business office for Fosun Pharma is No. 1289 Yishan Road (Building A, Fosun Technology Park), Shanghai 200233, People’s Republic of China. The address of the principal business office for Fosun Industrial is 5/F, Manulife Place, 348 Kwun Tong Road, Kowloon, Hong Kong.

(13)
Information is based on the Schedule 13G/A filed by BlackRock, Inc. on February 1, 2023, consists of shares of Class A common stock beneficially owned, or that may be deemed to be beneficially owned, by BlackRock, Inc. and certain of its subsidiaries as of December 31, 2022. The principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(14)
Information is based on the Schedule 13G/A filed by The Vanguard Group on February 9, 2023, consists of shares of Class A common stock beneficially owned, or that may be deemed to be beneficially owned, by The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, as of December 31, 2022. The principal business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(15)
Information is based on the Schedule 13G filed by ARK Investment Management LLC on February 10, 2023, consists of shares of Class A common stock beneficially owned, or that may be deemed to be beneficially owned, by ARK Investment Management LLC as of December 31, 2022. The principal business address of ARK Investment Management LLC is 200 Central Avenue, St. Petersburg, FL 33701.

2023 Proxy Statement	13

MANAGEMENT AND CORPORATE GOVERNANCE
The following table sets forth certain information concerning our executive officers and directors as of April 24, 2023:
Names	Ages	Positions
Executive Officers:
Joseph DeVivo	56	President, Chief Executive Officer and Chairperson of the Board of Directors
Heather C. Getz	48	Chief Financial Officer
Lawrence Weiss	53	Chief Legal Officer and Corporate Secretary
Andrei G. Stoica	50	Chief Technology Officer
Non-Employee Directors:
Dawn Carfora	51	Director
Elazer Edelman, M.D., Ph.D.	66	Director
Gianluca Pettiti	44	Director
S. Louise Phanstiel	64	Director
Larry Robbins	53	Director
Erica Schwartz, M.D., J.D., M.P.H.	51	Director
Jonathan M. Rothberg, Ph.D.	59	Founder and Director
Executive Officers
Joseph DeVivo has served as our Chief Executive Officer and Chairperson of our board of directors since April 2023. Mr. DeVivo previously served as the President of Hospital and Health Systems for Teladoc Health, Inc. (“Teladoc”) (NYSE:TDOC) from July 2020 to April 2022. Mr. DeVivo was the Chief Executive Officer and Director of InTouch Health from 2016 until June 2020, when it was acquired by Teladoc. Prior to that, Mr. DeVivo served as the President, Chief Executive Officer and Director of Angiodynamics Inc. from 2011 to 2016. He is also currently a member of the board of Governors for St. Jude’s Children’s Hospital, is the Chairman of HLTHi.Me, is the Treasurer on the board of directors at the American Telemedicine Association and previously served as the Executive Chairman of the board of directors of Caption Health prior to Caption Health’s acquisition by GE Healthcare. Mr. DeVivo received his Bachelor of Science degree in Business Administration and Marketing and Management from the University of Richmond. Mr. DeVivo’s qualifications to serve on our board of directors include his significant executive and board leadership experience.
Heather C. Getz has served as our Chief Financial Officer since May 2022. Ms. Getz has served on VitalConnect’s (“VitalConnect”) board as a member of its compensation committee and audit committee since August 2022 and its Lead Independent Director since April 2023. Previously, Ms. Getz served as Chief Financial Officer and President of North America at Healthy.io Ltd., a privately-held medical technology company, from November 2021 to April 2022. Before joining Healthy.io Ltd., from May 2009 to November 2021, Ms. Getz held senior leadership positions at BioTelemetry, Inc., a publicly-traded medical technology company that was acquired by Koninklijke Philips N.V. (NYSE:PHG) in 2021, including serving as Chief Financial Officer from January 2010 to July 2021, Chief Administrative Officer from August 2019 to July 2021, and Vice President from May 2009 to January 2010, where she led the finance, accounting and administrative functions of the company. From April 2008 to May 2009, Ms. Getz was Vice President of Finance at Alita Pharmaceuticals, Inc., a privately-held specialty pharmaceutical company, where she was responsible for all areas of finance, accounting and information systems. Prior to joining Alita Pharmaceuticals, Inc., from March 2002 to April 2008, Ms. Getz held various financial leadership positions at VIASYS Healthcare Inc., a healthcare technology company acquired by Cardinal Health, Inc. in July 2007, including directing the company’s global financial planning, budgeting and analysis, and external reporting functions. From June 1997 to February 2002, Ms. Getz began her career at Sunoco, Inc., (NYSE:SUN) where she held various positions of increasing responsibility. Ms. Getz received her undergraduate degree in Accountancy and a Master of Business Administration degree from Villanova University, and is a certified public accountant.
Lawrence Weiss has served as our Chief Legal Officer and Corporate Secretary since May 2022. Mr. Weiss has over 20 years of experience managing legal, compliance and government affairs in the medical devices, life sciences and technology industries. Mr. Weiss previously served as Senior Vice President and Chief Legal Officer at Emulate, Inc., a privately-held provider of next-generation in vitro models, from January 2021 to May 2022. Prior to his role at Emulate, Mr. Weiss served as Senior Vice President, General Counsel and Corporate Secretary at Analog Devices, Inc., (Nasdaq:ADI) a publicly-traded global
2023 Proxy Statement	14

semiconductor company, from January 2019 to August 2020, where he managed the Legal, Compliance and Government Affairs function. Earlier in his career, Mr. Weiss held various senior roles for global medical device companies Medtronic plc (NYSE:MDT), Covidien plc and Tyco Healthcare plc. Prior to joining Tyco Healthcare, Mr. Weiss worked in the corporate department of Goodwin Procter & Hoar LLP. Mr. Weiss received his B.A. in Political Science from Tulane University and J.D. from Boston University School of Law.
Andrei Stoica, Ph.D. has served as our Chief Technology Officer since July 2021. Dr. Stoica joined us from BioTelemetry, Inc. where he served as the Chief Technology Officer from April 2020 to July 2021. In this role, Dr. Stoica was responsible for hardware and software product development, product management, enterprise, product information technology and product manufacturing and distribution. Prior to his role at BioTelemetry, Dr. Stoica held several leadership roles of increasing responsibility at IQVIA Holdings, Inc. (“IQVIA”) (NYSE:IQV), from October 2006 to April 2020, with the last position as Senior Vice President, IT Systems Development. In this role, Dr. Stoica led the development of IQVIA’s data cloud platform. Dr. Stoica received his B.S. in Computer Science from Polytechnic University of Bucharest and M.S. in Computer Science from the University of South Carolina. Dr. Stoica holds a Ph.D. in Computer Science from the University of South Carolina.
Non-Employee Directors
Jonathan M. Rothberg, Ph.D. is the founder of Legacy Butterfly and served as the Interim Chief Executive Officer from December 2022 to April 2023. Dr. Rothberg is a member of our board and served as the Chairperson of our board of directors from the Closing of the Business Combination in February 2021 to April 2023. Dr. Rothberg served as the Chairman of Legacy Butterfly’s board of directors since March 2014. He previously served as Legacy Butterfly’s Chief Executive Officer from March 2014 to April 2020, and as Legacy Butterfly’s President from March 2014 to April 2014. Dr. Rothberg is a scientist and entrepreneur who was awarded the National Medal of Technology and Innovation, the nation’s highest honor for technological achievement, by President Obama for inventing and commercializing high-speed DNA sequencing. Dr. Rothberg is the founder of the 4Catalyzer medical technology incubator and the founder of its companies: Legacy Butterfly, AI Therapeutics, Inc. (formerly LAM Therapeutics, Inc.), Quantum-Si Incorporated (Nasdaq:QSI), Hyperfine, Inc. (Nasdaq:HYPR), including its wholly-owned subsidiaries Hyperfine Operations, Inc. (formerly Hyperfine, Inc.) and Liminal Sciences, Inc., Tesseract Health, Inc., Detect, Inc. (formerly Homodeus Inc.) and 4Bionics LLC. These companies focus on using inflection points in medicine, such as deep learning, next-generation sequencing, and the silicon supply chain, to address global healthcare challenges. Dr. Rothberg serves as Interim Chief Executive Officer and Executive Chairman of the board of Quantum-Si Incorporated (Nasdaq:QSI) and Vice Chairman of Hyperfine, Inc. (Nasdaq:HYPR). Dr. Rothberg previously founded and served as Chairman, Chief Executive Officer, and Chief Technology Officer of Ion Torrent Systems, Inc. from 2007 to 2010, and founded and served as Chairman and Chief Executive Officer of RainDance Technologies, Inc. from 2004 to 2009. From 1999 to 2007, Dr. Rothberg co-founded and served as Chairman of ClarifI, Inc., and from 1999 to 2006, he founded and served as Chairman, Chief Executive Officer and Chief Technology Officer of 454 Life Sciences Corporation. With 454 Life Sciences, Dr. Rothberg brought to market the first new way to sequence genomes since Sanger and Gilbert won the Nobel Prize for their method in 1980. With 454’s technology, Dr. Rothberg sequenced the first individual human genome, and with Svante Paabo he initiated the first large-scale effort to sequence ancient DNA (The Neanderthal Genome Project). Prior to 454 Life Sciences, Dr. Rothberg founded and served as Chairman and Chief Executive Officer of CuraGen Corporation from 1993 to 2004. His contributions to the field of genome sequencing include the first non-bacterial cloning method (cloning by limited dilution) and the first massively parallel DNA sequencing method (parallel sequencing by synthesis on a single substrate), concepts that have formed the basis for all subsequent next generation sequencing technologies. Dr. Rothberg is an Ernst and Young Entrepreneur of the Year, is the recipient of The Wall Street Journal’s First Gold Medal for Innovation, SXSW Best in Show, Nature Methods First Method of the Year Award, the Connecticut Medal of Technology, the DGKL Biochemical Analysis Prize, and an Honorary Doctorate of Science from Mount Sinai. Dr. Rothberg is a member of the National Academy of Engineering, the Connecticut Academy of Science and Engineering, is a trustee of Carnegie Mellon University and an Adjunct Professor of Genetics at Yale University. Dr. Rothberg received his Ph.D., M.Phil., and M.S. in biology from Yale University and his B.S. in chemical engineering from Carnegie Mellon University. Dr. Rothberg’s qualifications to serve on our board of directors include his significant scientific, executive and board leadership experience in the technology industry, as well as his knowledge of our business as Legacy Butterfly’s founder and former Interim Chief Executive Officer.
Larry Robbins has served on our board of directors since February 2021 and serves as our Lead Independent Director. Mr. Robbins was Longview’s Chairman from its inception to February 2021. Mr. Robbins is the Founder, Portfolio Manager and Chief Executive Officer of Glenview. Prior to founding Glenview in 2000, Mr. Robbins spent six years as an analyst and partner at Omega Advisors on their U.S. equity long/short team. He joined Omega after three years at Gleacher & Company, a merger and acquisition advisory boutique in New York. Through their Robbins Family Foundation, Mr. Robbins and his wife Sarahmay are active supporters of education reform both in New York City and on a national level. He serves as Chairman of the board of directors for Array Education and the Knowledge Is Power Program (KIPP) New York, and he is a board member for the Relay Graduate School of Education, Robin Hood Foundation and Zearn. In addition, Mr. Robbins is the Senior Chair of the Wall Street Division of the UJA-Federation. Mr. Robbins graduated with honors from the Wharton School and Moore School of the
2023 Proxy Statement	15

University of Pennsylvania in 1992, where he received his Bachelors of Science in Economics and Engineering, with majors in accounting, finance, marketing, and systems engineering. Mr. Robbins’ qualifications to serve on our board of directors include his extensive knowledge of financial accounting and his significant investment experience.
Dawn Carfora has served on our board of directors since the Closing of the Business Combination in February 2021. Ms. Carfora currently serves as Vice President, Business Planning and Operations, Global Business Group of Meta Platforms, Inc. (formerly Facebook, Inc.) (“Meta”) (Nasdaq:META) since September 2019. Prior to that, Ms. Carfora held a variety of senior leadership roles at Meta, including as Director, GMS Operations (Global Sales Operations) from October 2017 to September 2019 and as Director, Sales Operations, North America from March 2014 to October 2017. Ms. Carfora previously served as Chief Financial Officer of MagPlus Inc. from November 2013 to March 2014, as Senior Vice President, Operations at PDR Network, LLC (“PDR”) from June 2013 to November 2013, as Chief Financial Officer at PDR from September 2009 to June 2013, and as Senior Director, Sales Operations at PDR from May 2007 to September 2009. Before joining PDR, Ms. Carfora served as Vice President, General Manager at MediZine Inc. from April 2005 to May 2007, as Director of Finance and Operations of Primedia Inc. from 1999 to 2003, as Manager, Financial Planning & Analysis of Twentieth Century Fox Home Entertainment, Inc. in 1999, as Experienced Senior, Internal Audit Services at Ernst & Young LLP in 1998, and as Manager, Finance at Bertelsmann SE & Co. from 1993 to 1997. Ms. Carfora received her B.S. in business administration, finance from Rider University. Ms. Carfora’s qualifications to serve on our board of directors include her extensive experience in management, business planning and operations.
Elazer Edelman, M.D., Ph.D. has served on our board of directors since March 2021 and serves as the Chair of our technology committee. Dr. Edelman has served as the Edward J. Poitras Professor in Medical Engineering and Science at the Massachusetts Institute of Technology which he joined in 1993, Professor of Medicine at Harvard Medical School which he joined in 1989, and Senior Attending Physician in the coronary care unit at the Brigham and Women’s Hospital in Boston with which he has been associated since 1984. He and his laboratory have pioneered basic findings in vascular biology and the development and assessment of biotechnology. Dr. Edelman has directed the Massachusetts Institute of Technology’s Institute for Medical Engineering and Science and Clinical Research Center as well as the Harvard-MIT Biomedical Engineering Center, all dedicated to applying the rigors of the physical sciences to elucidate fundamental biologic processes and mechanisms of disease. He is the founder and has served on the board of director of Autus Valve Technologies, Inc. since 2019, BioDevek, Inc. since 2015, and PanTher Therapeutics, LLC since 2014. Dr. Edelman completed internal medicine training and clinical fellowship in Cardiovascular Medicine at the Brigham and Women’s Hospital and a research fellowship at the Department of Pathology at Harvard Medical School. Dr. Edelman received his M.D. from Harvard Medical School and his Ph.D. in Medical Engineering and Medical Physics, M.S. in Electrical Engineering and Computer Science, and B.S. in Bioelectrical Engineering and Applied Biology from the Massachusetts Institute of Technology. Dr. Edelman’s qualifications to serve on our board of directors include his medical and biomedical engineering background and his extensive scientific advisory experience and co-founding of a number of technology companies.
Gianluca Pettiti has served on our board of directors since the Closing of the Business Combination in February 2021 and serves as the Chair of our compensation committee. Mr. Pettiti has served as Executive Vice President of Thermo Fisher Scientific Inc. (NSYE:TMO), or Thermo Fisher, since January 2022. Previously, Mr. Pettiti was Senior Vice President and President, Specialty Diagnostics of Thermo Fisher since October 2019. Prior to that, Mr. Pettiti held a variety of other senior leadership roles at Thermo Fisher, including as President, Biosciences from January 2018 to September 2019, as President, China from January 2015 to December 2017, as President, Greater China Life Technologies from April 2013 to December 2014, as Vice President and Chief Executive Officer, Latin America Life Technologies from March 2010 to March 2013, as Director Finance, EMEA Life Technologies from January 2009 to March 2010, and as Senior Manager, Financial Planning & Analysis - EMEA from February 2006 to December 2008. Prior to joining Thermo Fisher, Mr. Pettiti served as FP&A Manager of GE Money Bank GmbH. Mr. Pettiti served as a member of the Global Future Council on Health and Healthcare of the World Economic Forum from February 2016 to January 2019 and as a member of the Enactus China board of directors from January 2015 to December 2017. Mr. Pettiti earned his Master of Science in Engineering, Engineering Industrial Management, from Politecnico di Torino. Mr. Pettiti’s qualifications to serve on our board of directors include his extensive leadership experience in the life sciences and diagnostics industry.
S. Louise Phanstiel has served on our board of directors since the Closing of the Business Combination in February 2021 and serves as the Chair of our audit committee. Ms. Phanstiel serves as chair of the board of directors of Myriad Genetics, Inc. (Nasdaq:MYGN), or Myriad, since March 2020 and has been a Director of Myriad since September 2009. Ms. Phanstiel previously held several executive positions at Elevance Health, Inc. (NYSE:ELV), formerly Anthem, Inc. and prior to that, WellPoint, Inc., from 1996 to 2007. Ms. Phanstiel was President, Specialty Products, which included behavioral health services; Senior Vice President, Chief of Staff and Corporate Planning in the Office of the Chairman; and Chief Accounting Officer, Controller and Chief Financial Officer for all WellPoint, Inc. subsidiaries. Previously, Ms. Phanstiel was a partner at the international services firm PricewaterhouseCoopers, LLP, formerly Coopers & Lybrand, LLP, where she specialized in insurance. Ms. Phanstiel’s life science experience includes having previously served on the board of directors and Chair of the audit committees at publicly traded companies, Inveresk Research Group, Inc. and Verastem Oncology (Nasdaq:VSTM). Ms. Phanstiel received her B.A. in accounting from Golden Gate University, is a Certified Public Accountant, and also holds a CERT
2023 Proxy Statement	16

certification in cybersecurity oversight from Carnegie Mellon. Ms. Phanstiel’s qualifications to serve on our board of directors include her significant experience in the healthcare industry, her extensive knowledge of financial accounting, internal control and public company reporting, and her experience serving on the board of directors of other publicly traded companies.
Erica Schwartz, M.D., J.D., M.P.H. has served on our board of directors since September 2021. Dr. Schwartz has served as President of Insurance Solutions at United Healthcare since October 2021. Previously, Dr. Schwartz served as the Deputy Surgeon General for the U.S. Department of Health and Human Services from March 2019 to April 2021, where she led the country’s public health deployment in response to the COVID-19 pandemic. Prior to her role as the Deputy Surgeon General, Dr. Schwartz spent 24 years in the uniformed service, during which time she was promoted through the ranks to Rear Admiral of the U.S. Coast Guard, where she served as the Chief Medical Officer and Director of Health, Safety, and Work Life from 2015 to 2019. Previously, Dr. Schwartz served as the U.S. Coast Guard’s Chief of Health Services from 2013 to 2015 and Preventive Medicine Chief from 2005 to 2013. Dr. Schwartz has served on the board of directors of Aveanna Healthcare Holdings Inc. (Nasdaq:AVAH), a provider of a broad range of pediatric and adult healthcare services, since May 2021. Dr. Schwartz is trained and board certified in Preventive Medicine. She received a Bachelor of Science degree in Biomedical Engineering from Brown University, a Medical Doctorate from Brown University School of Medicine, a Master of Public Health degree with a dual concentration in health services administration and occupational and environmental medicine from the Uniformed Services University of the Health Sciences, and a Juris Doctorate from the University of Maryland School of Law. Dr. Schwartz’s qualifications to serve on our board of directors include her extensive leadership experience in healthcare and her background in medicine, biomedical engineering and law.
There are no family relationships between or among any of our directors or executive officers.
Role of Board in Risk Oversight
The board of directors have extensive involvement in the oversight of risk management related to the Company and its business and accomplishes this oversight through the regular reporting to the board of directors by the audit committee. The audit committee periodically reviews the Company’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses all significant areas of our business and summarizes for the board of directors areas of risk and the appropriate mitigating factors. In addition, the board of directors receives periodic detailed operating performance reviews from management.
Controlled Company Exemption
Jonathan M. Rothberg, Ph.D. beneficially owns a majority of the voting power of all outstanding shares of the Company’s common stock. As a result, we are a “controlled company” within the meaning of the NYSE’s corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that its board of directors have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities. As a result, we may utilize one or more of these exemptions, and you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. For example, our nominating and corporate governance committee is not currently composed entirely of independent directors.
If we cease to be a “controlled company” and our shares continue to be listed on the NYSE, we will be required to comply with these standards and, depending on the board’s independence determination with respect to its then-current directors, we may be required to add additional directors to our board in order to achieve such compliance within the applicable transition periods.
Composition of the Board of Directors
Our business and affairs are managed under the direction of our board of directors. Our board of directors is declassified, and the directors are elected annually.
Independence of the Board of Directors
NYSE rules generally require that independent directors must comprise a majority of a listed company’s board of directors. As a controlled company, we are largely exempt from such requirements. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, we have determined that Larry Robbins, Dawn Carfora, Elazer Edelman, M.D., Ph.D., Gianluca Pettiti, S. Louise Phanstiel and Erica Schwartz, M.D., J.D., M.P.H., representing six of the Company’s directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. In addition, we determined that John Hammergren, who served on the board of directors during fiscal year 2022, was also “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE.
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Board Committees
The standing committees of the board of directors consist of an audit committee, a compensation committee, a nominating and corporate governance committee and a technology committee. The board of directors may from time to time establish other committees.
Our Chief Executive Officer and other executive officers regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. We believe that the leadership structure of the board of directors will provide appropriate risk oversight of our activities given the controlling interests held by Jonathan M. Rothberg, Ph.D.
Meeting Attendance. During the fiscal year ended December 31, 2022, there were 6 meetings of our board of directors, and the various committees of the board of directors met a total of 21 times. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board of directors on which such director served during the fiscal year ended December 31, 2022. The board of directors has adopted a policy under which each member of the board of directors makes every effort to but is not required to attend each annual meeting of our stockholders.
Audit Committee
Our audit committee met 6 times during the fiscal year ended December 31, 2022. Since January 25, 2023, our audit committee has consisted of S. Louise Phanstiel, who serves as the Chairperson, Gianluca Pettiti and Larry Robbins. On January 25, 2023, John Hammergren resigned from his positions on our audit committee and our board of directors. Each member of the audit committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The board of directors has determined that Ms. Phanstiel qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the NYSE.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function and (5) the performance of our independent registered public accounting firm.
The board of directors has adopted a written charter for the audit committee, which is available on the Company’s website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Compensation Committee
Our compensation committee met 8 times during the fiscal year ended December 31, 2022. Our compensation committee consists of Gianluca Pettiti, who serves as the Chairperson, Dawn Carfora, S. Louise Phanstiel and Larry Robbins.
The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting our compensation program and compensation of our executive officers and directors, (2) monitoring our incentive and equity-based compensation plans, (3) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC, and (4) overseeing matters relating to human capital management, including diversity and inclusion and internal pay equity.
Each year, typically during the first calendar quarter, we evaluate each executive officer’s performance for the prior year. In connection with the annual review cycle, the Chief Executive Officer meets with our executive officers to discuss our accomplishments and the individual’s performance and contributions during the prior year. The Chief Executive Officer also evaluates company performance against corporate goals. This process leads to a recommendation by the Chief Executive Officer to the compensation committee with respect to each executive officer, other than himself, as to:
•	the achievement of corporate goals and individual performance;
•	the level of contributions made to the general management and leadership of the Company;
•	the appropriateness of salary increases;
•	the amount of bonuses to be paid, if any; and
•	whether or not stock option, restricted stock unit and/or other equity awards should be made.
These recommendations are reviewed and taken into account by the compensation committee, together with the compensation committee’s evaluation of the Chief Executive Officer’s performance and contributions. The compensation committee then
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approves the compensation of our executive officers other than our Chief Executive Officer and Chairperson of the board of directors, and makes a recommendation regarding the compensation of our Chief Executive Officer and Chairperson of the board of directors to the full board of directors, which then approves the compensation of our Chief Executive Officer and Chairperson of the board of directors. Mr. DeVivo, our Chief Executive Officer and Chairperson of the board of directors, is not present when the board of directors discusses and makes decisions about his compensation. The compensation committee grants stock options, RSUs and/or other equity awards to our executive officers.
The compensation committee may engage compensation consultants to evaluate executive compensation, discuss general compensation trends, provide competitive market practice data, and assist in the design and implementation of certain elements of the executive compensation program.
FW Cook has served as our compensation committee’s independent compensation consultant since 2021. FW Cook reports directly to the compensation committee, and the compensation committee has the sole authority to hire, fire and direct the work of FW Cook. As part of its engagement, FW Cook was requested by the compensation committee to update our comparative peer group and perform an analysis of executive compensation as relates to base salary, target annual cash incentives and long-term equity incentives. FW Cook provided recommendations for public company executive compensation, based on its review of proxy statement data, survey data, current industry trends, existing employment arrangements, appropriate dilution and overhang and other factors specifically related to us, increases to the level of base salary of certain executive officers, setting target bonus opportunities for the annual performance-based cash incentive plan, and equity awards to certain executive officers. The board of directors and compensation committee considered these recommendations, along with the Company’s and the individual’s overall performance and the unique circumstances associated with any individual executive, in determining these compensation changes, which were made to ensure better alignment with market data and in consideration of internal pay equity.
Although our board of directors and compensation committee consider the advice and recommendations of FW Cook or any other independent compensation consultant that our compensation committee may engage as to our executive or director compensation, our board of directors and compensation committee ultimately make their own decisions about these matters.
FW Cook did not provide any services to us or our compensation committee other than as described above in connection with our executive and director compensation for 2022, although we may engage FW Cook or another consultant to provide services for us in connection with executive and director compensation in the future. The compensation committee has assessed the independence of FW Cook pursuant to SEC rules and concluded that the work of FW Cook for the compensation committee does not raise any conflict of interest.
The board of directors has adopted a written charter for the compensation committee, which is available on the Company’s website at https://ir.butterflynetwork.com/governance/corporate-governance/default.aspx.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee met four (4) times during the fiscal year ended December 31, 2022. Our nominating and corporate governance committee consists of Jonathan M. Rothberg, Ph.D., who serves as the Chairperson, Larry Robbins and Erica Schwartz, M.D., J.D., M.P.H. As a controlled company, we are exempt from the requirement to have an nominating and corporate governance committee comprised solely of independent directors.
The purpose of the nominating and corporate governance committee is to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (3) identifying board of directors members qualified to fill vacancies on any board of directors committee and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to the Company, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
Generally, our nominating and corporate governance committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating and corporate governance committee will evaluate a candidate’s qualifications in accordance with our Corporate Governance Guidelines. Threshold criteria include: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication and conflicts of interest. Our nominating and corporate governance committee has not adopted a formal diversity policy in connection with the consideration of director
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nominations or the selection of nominees. However, the nominating and corporate governance committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal executive office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•	all information relating to such person that would be required to be disclosed in a proxy statement;
•	certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities;
•	a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and
•	a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•	certain biographical information concerning the proposed nominee;
•	all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•	certain information about any other security holder of the Company who supports the proposed nominee;
•	a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•	additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our bylaws.
The board of directors has adopted a written charter for the nominating and corporate governance committee, which is available on the Company’s website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Technology Committee
Our technology committee was formed in September 2021 and met 4 times during the fiscal year ended December 31, 2022. Our technology committee consists of Elazer Edelman, M.D., Ph.D., who serves as the Chairperson, Jonathan M. Rothberg, Ph.D., and Erica Schwartz, M.D., J.D., M.P.H. The purpose of the technology committee is to oversee science and technology matters of the Company.
The board of directors have adopted a written charter for the technology committee, which is available on the Company’s website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, meetings of non-management directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, and evaluation of our chief executive officer management succession planning. A copy of our corporate governance guidelines is posted on our website at www.butterflynetwork.com under About Us - Investors - Governance - Corporate Governance.
Compensation Committee Interlocks and Insider Participation
Our compensation committee has four members, Gianluca Pettiti, who serves as the chairperson, Dawn Carfora, S. Louise Phanstiel and Larry Robbins. In 2022, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our board of directors or compensation
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committee. There are no family relationships between or among the members of our board of directors or executive officers. Certain related party transactions involving Mr. Pettiti, Ms. Carfora, Ms. Phanstiel and Mr. Robbins are discussed in the section of this proxy statement entitled, “Certain Relationships and Related Person Transactions.”
Board Leadership Structure and Role on Risk Oversight
Our board of directors recognizes the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. In addition, Mr. Robbins currently serves as the lead independent director of the board. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure.
Our board of directors believes that this structure is enhanced by the independent leadership provided by our lead independent director. The lead independent director’s responsibilities include, but are not limited to, the following: (i) presides over all meetings of the board of directors at which the Chairman is not present, including executive sessions of the non-management directors; (ii) serves as a liason between the Chairman, Chief Executive Officer, and non-management directors to increase efficiency and streamline communications and apprise non-management directors of matters discussed; (iii) in consultation with the Chairman and Chief Executive Officer, is responsible for the meeting agendas for the board of directors, and reviews the meeting schedules to assure that there is sufficient time for discussion of all agenda items; (iv) advises the Chief Executive Officer of the board of director’s informational needs following consultation with non-management directors, has the authority to approve the materials to be delivered to the directors in advance of regular meetings of the board of directors, and provides feedback regarding the quality, quantity, and timeliness of those materials; (v) has the authority to call meetings of the independent directors; (vi) communicates with the Chief Executive Officer about decisions reached, suggestions and views expressed by non-management directors in executive sessions or outside of meetings of the board of directors (except that the chairman of the compensation committee leads the discussion of the Chief Executive Officer’s performance and communicates the Board’s evaluation of that performance to the Chief Executive Officer); (vii) if requested by major stockholders, is available when appropriate, for consultation and direct communication in compliance with the Company’s policies and procedures; and (viii) performs such other duties as requested by independent directors.
Currently, our Chief Executive Officer is also our Chairman. Our board of directors believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for the Company. In making this determination, the board of directors considered, among other matters, Mr. DeVivo’s management of our business on a day to day basis coupled with his direct involvement in our business operations, and believed that Mr. DeVivo is highly qualified to act as both Chairman and Chief Executive Officer due to his experience, knowledge, and personality. Among the benefits of a combined Chief Executive Officer/Chairman considered by the board of directors is that such structure promotes clearer leadership and direction for the Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Our board of directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks. As part of its oversight, our board of directors receives reports by each committee chair regarding the committee’s considerations and actions. In particular, the audit committee is responsible for discussing the adequacy of our risk management activities with management and our independent registered public accounting firm. The audit committee’s primary emphasis is financial risk, including our internal control over financial reporting, and it also oversees our management of exposure to certain financial risks through its periodic review of our investment policy and the allocation of our investment portfolio. In addition, the compensation committee is responsible for considering whether our compensation programs and practices are reasonably likely to have a material adverse effect on us.
At each of its meetings, the board of directors receives business updates from various members of management. These updates may identify matters that have emerged within that member of management’s scope of responsibility that involve operational, financial, legal or regulatory risks and, in these cases, the board of directors provides guidance to management. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.
Prohibition on Hedging and Pledging
Our Insider Trading Policy prohibits members of the board of directors, NEOs, and all other subject personnel from purchasing financial instruments designed to hedge the economic risk of owning our securities (or entering any transaction that has the same economic effect), and prohibits certain persons, including members of the board of directors and the NEOs, from pledging our securities.
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Code of Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer (“PEO”), principal financial officer and principal accounting officer. The text of the code of business conduct and ethics is posted on our website at https://ir.butterflynetwork.com/governance/corporate-governance/default.aspx and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, PEO and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the NYSE.
Stockholder Communications to the Board of Directors
Generally, stockholders and other constituents who have questions or concerns should contact our Investor Relations group at (203) 689-5650 or investors@butterflynetwork.com. However, any stockholders who wish to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to the Chairperson of the board of directors at Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.
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EXECUTIVE AND DIRECTOR COMPENSATION
Introduction
The number of securities and exercise prices described in this section have been adjusted as necessary to reflect the number of securities and exercise prices following the Business Combination, except as described herein.
2022 Summary Compensation Table
The following table shows the total compensation awarded to, earned by, and paid or accrued during the fiscal years ended December 31, 2022 and 2021 for each of our NEOs.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Jonathan M. Rothberg, Former Interim Chief Executive Officer(4)	2022	—	—	—	—	217,498(5)	217,498
Todd Fruchterman, Former Chief Executive Officer(6)	2022	780,000	—	2,655,706(7)	989,449(8)	2,215,456(9)	6,640,611
	2021	687,500	3,272,247	17,025,602	12,586,305	1,244,510	34,816,164
Heather Getz Chief Financial Officer(10)	2022	316,667	255,464(11)	2,249,998	749,458	401,897(12)	3,973,484
Andrei Stoica, Chief Technology Officer	2022	475,000	199,500	1,714,139	—	319,131(13)	2,707,770
	2021	183,333	749,452	660,002	662,844	165,126	2,420,757
(1)	The amounts in this column for 2022 reflect cash bonuses earned in 2022 and paid in 2023 as well as a $50,000 sign-on bonus paid to Ms. Getz when she commenced employment with us.
(2)
The amounts in this column reflect the aggregate grant date fair value of stock awards granted during 2022 and 2021, respectively, computed in accordance with Accounting Standards Codification, or ASC, Topic 718, Compensation—Stock Compensation, or Topic 718. Such grant date fair values do not take into account any estimated forfeitures. Details as to the assumptions used to calculate the fair value of the option awards are included in Note 11 “Equity Incentive Plan” to our consolidated audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The grant date fair value of each time-based RSU award is measured based on the closing price of our Class A common stock on the grant date. The value of the performance stock unit, or PSU, awards granted on March 4, 2022 and March 22, 2022 to Dr. Fruchterman, based upon the then-probable outcome of the performance conditions, as computed in accordance with Topic 718, was $349,134 and $127,016 for each award, respectively. Assuming that the maximum level of performance will be achieved, and assuming the $4.05 and $5.10 closing prices of our Class A common stock on March 4, 2022 and March 22, 2022, respectively, the value of each such PSU award is $523,701 and $190,523, respectively. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs.

(3)
The amounts in this column reflect the aggregate grant date fair value of the option awards granted during 2022 and 2021, respectively, computed in accordance with Topic 718, using the Black-Scholes option-pricing model. Such grant date fair values do not take into account any estimated forfeitures. Details as to the assumptions used to calculate the fair value of the option awards are included in Note 11 “Equity Incentive Plan” to our consolidated audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs.

(4)	Dr. Rothberg served as our Interim Chief Executive Officer from December 31, 2022 to April 24, 2023 and received no additional compensation for this role.
(5)
Amounts reported in this column represent $67,500 of director fees and $149,998 relating to a RSU award granted to Dr. Rothberg in connection with his services as a director in 2022. The amount in this column relating to Dr. Rothberg’s RSU award reflects the aggregate grant date fair value of the stock award granted during 2022 computed in accordance with Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The amount reported with respect to Dr. Rothberg’s RSU award does not necessarily correspond to the actual value recognized or that may be recognized by him.

(6)	Dr. Fruchterman commenced employment with us on February 1, 2021 and departed on December 30, 2022.
(7)
For Dr. Fruchterman, includes $36,884 of incremental fair value recognized for a modification to his PSU award granted on July 12, 2021, computed as of the modification date in accordance with Topic 718. The modification resulted in this award being fully accelerated to vest on December 30, 2022 at the time of Dr. Fruchterman’s separation. See discussion below under – “Fruchterman Separation Agreement.”

(8)
For Dr. Fruchterman, includes $51,396 in incremental fair value, computed as of the modification date in accordance with Topic 718, with respect to Dr. Fruchterman’s options that were modified as of December 30, 2022 to extend the post-termination exercise period of such options from three months to one year. See discussion below under – “Fruchterman Separation Agreement.”

(9)
Amounts in this column represent $960 of cell phone reimbursements, $269,530 of relocation-related reimbursements, $221,048 of tax gross-ups and reimbursements, and $1,723,918 of severance that Dr. Fruchterman became entitled to on December 29, 2022 pursuant to the terms of his separation agreement, and was paid in 2023.

(10)	Ms. Getz commenced employment with us on May 2, 2022; her base salary was prorated accordingly.
(11)	Includes an amount of $21,290, which represents a prorated portion of an additional discretionary bonus paid to Ms. Getz in connection with her services to the Office of the Chief Executive Officer.
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(12)
Amounts reported in this column represent $640 of cell phone reimbursements, $230,000 of relocation-related reimbursements, $169,861 of tax gross-ups and reimbursements, and $1,396 of 401(k) plan employer match contributions.

(13)	Amounts reported in this column represent $220,155 of relocation-related reimbursements, $92,877 of tax gross-ups and reimbursements, and $6,100 of 401(k) plan employer match contributions.
Narrative to 2022 Summary Compensation Table
Elements of Compensation
Base Salary
Base salaries are a fixed amount paid to each executive for performing his or her normal duties and responsibilities. We determine the amount based on the executive’s overall performance, level of responsibility, and comparison to market data. Based on these criteria, our NEOs had the following annual base salaries for 2022:
Name	2022 Base Salary
Todd M. Fruchterman, M.D., Ph.D.	$780,000
Heather Getz(1)	$475,000
Andrei Stoica, Ph.D.	$475,000
Jonathan M. Rothberg, Ph.D.(2)	—
(1)
Ms. Getz commenced employment with us on May 2, 2022. This amount reflects her annual base salary assuming employment for the full year. Her actual base salary received was prorated according to her hire date.

(2)	Dr. Rothberg served as our Interim Chief Executive Officer effective December 31, 2022 to April 24, 2023 and received no additional compensation for this role.
In January 2023, the Company and compensation committee approved salary increases for each of Ms. Getz and Mr. Stoica for $498,750 and $494,000, respectively.
Annual Bonus Plan
Our annual bonus plan for 2022 is a cash program that rewards employees for achieving critical business and financial goals that are key indicators of ongoing operational performance and support our ongoing business strategy. The compensation committee reviews our target annual bonus opportunities each year to ensure they are competitive. The target annual incentive opportunity as a percent of annual base salary for each of our NEOs in 2022 was as follows:
Name	2022 Target Bonus (% of Base Salary)	2022 Target Bonus ($)
Todd M. Fruchterman, M.D., Ph.D.	100%	$780,000
Heather Getz	70%	$332,500
Andrei Stoica, Ph.D.	50%	$237,500
Jonathan M. Rothberg, Ph.D.(1)	—	—
(1)	Dr. Rothberg was not bonus eligible for 2022 and did not receive any bonus for his services as Interim Chief Executive Officer.
The compensation committee undertook a rigorous and holistic review of performance when determining final bonus payouts for the NEOs and exercised its discretion to reduce the overall payout to 80% in consideration of the Company’s achievement towards key goals in 2022. Considerations included the desire to retain the current management team amid a volatile business and macroeconomic environment and an intention to reward management’s significant efforts in 2022, including:
•	Achievement towards a formal revenue goal.
•	Achievement of non-financial strategic objectives.
•	Individual performance multipliers.
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Based on the review process outlined above, the compensation committee determined to award Mr. Fruchterman 0% of his annual target bonus and the remaining NEOs 120% of their annual target bonuses, with the exceptions noted below. The annual bonuses are prorated for the NEOs who began employment during 2022.
Name	Target Bonus Opportunity	Annual Cash Incentive Earned	% of Target
Todd M. Fruchterman, M.D., Ph.D.(1)	100%	$0	0%
Heather Getz(2)	70%	$234,174	96%
Andrei Stoica, Ph.D.(3)	50%	$199,500	96%
Jonathan M. Rothberg, Ph.D.(3)	—	—	—
(1)
Dr. Fruchterman’s employment with us ended on December 30, 2022. Mr. Fruchterman earned a bonus equal to 80% of his Target Opportunity, equal to $149,696; however, such amount was paid as severance and not as bonus compensation.

(2)
As described above, the Company exercised its negative discretion to reduce the overall payout of the bonus payable to Ms. Getz. As a result, Ms. Getz’s bonus payment represents 96% of her target bonus or 84% of her 2022 salary.

(3)
As described above, the Company exercised its negative discretion to reduce the overall payout of the bonus payable to Dr. Stoica. As a result, Dr. Stoica’s bonus payment represents 96% of his target bonus or 84% of his 2022 salary.

(4)	Dr. Rothberg served as our Interim Chief Executive Officer from December 31, 2022 to April 24, 2023 and received no additional compensation for this role.
Equity Incentive Program
Our 2022 LTI program consisted of stock options, RSUs and PSUs:
Award Type	Description / Objective
Stock Options	• Vest over a three-year period from the grant date
• Realized value strongly linked to share price appreciation following grant date
RSUs	• Vest over a three or four-year period from the grant date
• Realized value linked to share price while maintaining retentive glue during times of volatility
Performance Stock Units	• Awarded to select executives to further incentivize performance
• May be earned from 0% - 150% of target units awarded based on a 1-year GAAP organic revenue goal
• Earned units vest on the third anniversary of the grant date
Employment Agreements and Severance Benefits
We have entered into employment agreements or offer letters with each of our executive officers, including our NEOs, which set forth their basic terms of at-will employment and establish the individual’s base salary, eligibility to participate in the annual bonus plan and receive equity awards, and eligibility to participate in standard employee benefits. Furthermore, some of these agreements or offer letters also provide for certain benefits under qualifying terminations. Each of these agreements are described below.
Todd M. Fruchterman, M.D., Ph.D.
We entered into an employment agreement with former Chief Executive Officer Dr. Fruchterman on July 20, 2021, effective February 1, 2021. The Employment Agreement provided that Dr. Fruchterman’s initial annual base salary was $750,000. Beginning March 1, 2022, Dr. Fruchterman’s annual base salary was increased to $780,000. Dr. Fruchterman was eligible to receive an annual discretionary bonus in a target amount equal to 100% of his annual base salary, or target bonus, subject to a cap of up to 200% of his annual base salary. In connection with his hiring, Dr. Fruchterman received a one-time reimbursement bonus resulting in a net, after tax amount equal to $1,583,000 to repay his legal obligation to his previous employer and a one-time signing bonus equal to $1,000,000, with an initial payment of $500,000 and the remaining $500,000 to be paid promptly following the first anniversary of Dr. Fruchterman’s employment, or February 1, 2022. Pursuant to Dr. Fruchterman’s employment agreement, he was eligible for annual equity awards subject to time and performance-based vesting as determined by our compensation committee at the time of such grant.
Dr. Fruchterman was entitled to reimbursement for reasonable, customary relocation expenses and legal fees related to negotiation of his employment terms. Dr. Fruchterman also received annual reimbursement for up to $20,000 of reasonable
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expenses related to tax preparation and estate planning for the 2020 and 2021 tax years. Dr. Fruchterman was and remains subject to our Non-Competition, Confidentiality and Intellectual Property Agreement, which includes a one year post-employment covenant not to compete with us in the United States in the field of ultrasound technologies, devices and applications, a two year post-employment covenant not to solicit or service our customers or prospective customers to or for a competing business, and a two year post-employment covenant not to solicit or hire our employees or contractors.
Fruchterman Separation Agreement
In connection with Dr. Fruchterman’s separation of employment from us, we entered into a separation agreement (“Separation Agreement,” executed December 22, 2022 and effective December 29, 2022, under which Dr. Fruchterman was entitled to receive a severance payment, subject to execution of a release of claims against us, equal to (i) $1,560,000, which is equal to the sum of his base salary at the time of termination and his 2022 target bonus paid in 12 equal annual installments over our normal payroll cycle, (ii) $149,696 as a bonus for the 2022 performance year paid in a lump sum, and (iii) subject to his timely election of continuation coverage under COBRA, payment of an amount equal to COBRA premiums for 12 months. In addition, the following outstanding equity awards held by Dr. Fruchterman as of his termination were accelerated as follows: 100% of his outstanding RSU awards granted on February 12, 2021 received accelerated vesting as of December 30, 2022, and 92,147 shares subject to his PSU award granted on July 12, 2021 were vested as of December 30, 2022. The Separation Agreement also amended his March 4, 2022 and March 22, 2022 option awards to extend the exercise period of 150,862 options under the March 4, 2022 option award and 51,767 vested options under the March 22, 2022 option award from March 30, 2023 through and including December 31, 2023. The Separation Agreement required Dr. Fruchterman to reimburse us $214,801 for the withholding amounts we paid to federal and state taxing authorities on his behalf on account of relocation expenses paid by us.
Heather Getz
We entered into an offer letter with Ms. Getz, as our Executive Vice President and Chief Financial Officer, to begin employment on May 2, 2022. Pursuant to the terms of her offer letter, Ms. Getz’s initial annual base salary is $475,000, which increased to $498,750 as of March 2, 2023. Ms. Getz receives an annual discretionary bonus with a target of $70% of her base salary. In connection with her hiring, Ms. Getz received a one-time signing bonus equal to $50,000, which is subject to repayment if Ms. Getz voluntarily terminates her employment prior to the first anniversary of her employment. Ms. Getz’s offer letter also provided for an initial grant of stock options and RSUs, subject to approval from our board of directors, as well as eligibility to participate in our long-term incentive program. Ms. Getz received a lump-sum payment for reimbursement of relocation expenses. Ms. Getz is also eligible for our Executive Severance Program.
Andrei Stoica
We entered into an offer letter with Dr. Stoica, as our Chief Technology Officer and Senior Vice President, on June 3, 2021 to begin employment in July 2021. Pursuant to the terms of his offer letter, Dr. Stoica’s initial annual base salary is $440,000. Beginning March 1, 2022, Dr. Stoica’s annual base salary was $475,000 and beginning March 2, 2023, Dr. Stoica’s annual base salary was increased to $494,000. Dr. Stoica receives an annual discretionary bonus with a target of 50% of his base salary. Dr. Stoica is eligible to participate in our long-term incentive program. Pursuant to the terms of his offer letter, we reimbursed Dr. Stoica for reasonable moving expenses in connection with this relocation to begin employment with us.
Dr. Stoica is also eligible for our Executive Severance Program.
Jonathan M. Rothberg, Ph.D.
Dr. Rothberg served as our Interim Chief Executive Officer from December 31, 2022 to April 24, 2023 and continues to serve as a member of our board of directors, Chair of the nominating and corporate governance committee, and a member of our technology committee. Dr. Rothberg received no additional compensation for his role as our Interim Chief Executive Officer.
Executive Severance Plan
Our Executive Severance Plan ensures alignment with market data and the benefits offered by the companies in our peer group, and helps to attract, retain and motivate superior executive talent. The Executive Severance Plan provides for continued payment of base salary times a multiplier determined based on the NEO’s title or role with us if he or she is terminated by us without cause or resigns for good reason. In addition, all outstanding unvested equity awards held by an NEO who is a participant in the Executive Severance Plan will become fully vested upon termination without cause or for good reason within 12 months following a change of control. We have not provided any excise tax gross-ups to any of our NEOs in the event of a change of control.
In addition, as a condition of their employment, each of our NEOs has entered into a confidentiality agreement obligating the officer to refrain from disclosing any of our proprietary information received during the course of employment.
2023 Proxy Statement	26

Outstanding Equity Awards at 2022 Fiscal Year-End
The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2022, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jonathan M. Rothberg, Former Interim Chief Executive Officer	2/16/2021(3)	—	—	—	—	8,772	21,579	—	—
	7/1/2021	21,645	—	14.25	6/30/2031	—	—	—	—
	6/17/2022(4)	—	—	—	—	48,231	118,648	—	—
Todd Fruchterman, Former Chief Executive Officer(5)
	2/1/2021	1,135,640	—	15.29	3/30/2023	—	—	—	—
	7/12/2021	176,604	—	12.48	3/30/2023	—	—	—	—
	3/4/2022	150,862	—	4.05	12/31/2023	—	—	—	—
	3/22/2022	51,767	—	5.10	12/31/2023	—	—	—	—
Heather Getz, Chief Financial Officer	5/2/2022(6)	—	314,915	3.58	5/1/2032	—	—	—	—
	5/2/2022(7)	—	—	—	—	628,491	1,546,088	—	—
Andrei Stoica, Chief Technology Officer	7/19/2021(8)	38,053	83,718	10.68	7/18/2031	—	—	—	—
	7/19/2021(9)	—	—	—	—	42,487	104,518	—	—
	3/4/2022(10)	—	—	—	—	310,344	763,446	—	—
	3/22/2022(11)	—	—	—	—	89,656	220,554	—	—
(1)
All option awards generally have a ten-year term from the grant date. Pursuant to our current equity plan, upon separation from the Company, unexercised options expire 3 months after the departure date. Dr. Fruchterman’s March 4, 2022 and March 22, 2022 option awards were modified at the time of his departure to extend their expiration date from three months after his departure on December 30, 2022 to one year after his departure.

(2)	The market value of the stock awards is based on the closing price of our Class A common stock of $2.46 per share on December 31, 2022.
(3)
The shares underlying this RSU vest as to 33% of the award on February 16, 2022, with the remainder of the award vesting in 2 equal annual installments thereafter, subject to Dr. Rothberg’s continued service through the applicable vesting dates.

(4)	The shares underlying this RSU vest as to 100% of the award on June 15, 2023, subject to Dr. Rothberg’s continued service through the applicable vesting dates.
(5)
All of Dr. Fruchterman’s unvested option awards and stock awards either had their vesting accelerated to his departure date of December 30, 2022 or were forfeited as of his departure date. As a result, as of December 31, 2022, all of Dr. Fruchterman’s outstanding option awards are exercisable, and he has no outstanding unvested stock awards.

(6)
The shares underlying this option vest as to 25% of the award on May 2, 2023, with the remainder of the award vesting in 36 equal monthly installments thereafter, subject to Ms. Getz’s continued service through the applicable vesting dates.

(7)
The shares underlying this RSU vest as to 25% of the award on May 2, 2023, with the remainder of the award vesting in 3 equal annual installments thereafter, subject to Ms. Getz’s continued service through the applicable vesting dates.

(8)
The shares underlying this option vest as to 25% of the award on September 30, 2022, with the remainder of the award vesting in 36 equal monthly installments thereafter, subject to Mr. Stoica’s continued service through the applicable vesting dates.

(9)
The shares underlying this RSU vest as to 25% of the award on September 30, 2022, with the remainder of the award vesting in 12 equal quarterly installments thereafter, subject to Mr. Stoica’s continued service through the applicable vesting dates.

(10)
The shares underlying this RSU vest as to 33% of the award on March 4, 2023, with the remainder of the award vesting in 8 equal quarterly installments thereafter, subject to Mr. Stoica’s continued service through the applicable vesting dates.

(11)
The shares underlying this RSU vest as to 33% of the award on March 22, 2023, with the remainder of the award vesting in 8 equal quarterly installments thereafter, subject to Mr. Stoica’s continued service through the applicable vesting dates.

2023 Proxy Statement	27

Additional Narrative Disclosure
401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees, including our NEOs, with an opportunity to save for retirement on a tax-advantaged basis. All participants’ interests in their contributions are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The retirement plan is intended to qualify under Section 401(a) of the Code. We match 100% percent of employee contributions, up to 2% percent of each employee’s compensation (as defined in the plan).
Health and Welfare Benefits
All of our full-time employees, including our executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us.
Other Benefits
Our NEOs (and some other employees) are also entitled to additional benefits, including reimbursement relocation expenses.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plans.
Severance Plan
On May 3, 2021, the compensation committee of the board of directors adopted the Butterfly Network, Inc. Executive Severance Plan, as amended on November 10, 2021 (the “Severance Plan”). Eligible participants in the Severance Plan include our executive officers (other than our Chief Executive Officer and our Chief Strategy and Chief Business Development Officer) and executive officers reporting directly to our Chief Executive Officer having the title of senior vice president or executive vice president.
Under the Severance Plan, if we terminate a participant’s employment without cause (as defined in the Severance Plan) or a participant resigns for good reason (as defined in the Severance Plan) at any time other than during the 12 month period following a change in control (as such term is defined in the Severance Plan) (the “Change in Control Period”), then the participant is eligible to receive the following benefits:
•
Severance payable in the form of salary continuation. The severance amount is equal to participant’s then-current base salary times a multiplier determined based on the participant’s title or role with us. The multiplier for Ms. Getz (executive vice president) is 1.0 and for Dr. Stoica (senior vice president) is .75.

•	We will pay for company contribution for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, during the severance period.
Under the Severance Plan, if we terminate a participant’s employment without cause or participant resigns for good reason, during the Change in Control Period, then the participant is eligible to receive the following benefits:
•
Severance payable in a single lump sum. The severance amount is equal to participant’s then-current base salary and then-current target annual bonus opportunity, times a change in control multiplier determined based on the participant’s title or role with us. The multiplier for Ms. Getz and Dr. Stoica is 1.0.

•	We will pay for company contribution for continuation coverage under COBRA during the severance period.
•
Any outstanding unvested equity awards held by the participant under our then-current outstanding equity incentive plan(s) will become fully vested on the date the termination of such participant’s employment becomes effective.

A participant’s rights to any severance benefits under the Severance Plan are conditioned upon the participant executing and not revoking a valid separation and general release of claims agreement in a form provided by us.
2023 Proxy Statement	28

The Severance Plan also includes a modified 280G cutback, which provides that to the extent Total Payments (as defined in the Severance Plan) would be subject to the excise tax imposed under Section 4999 of the Code, then the Total Payments shall be reduced (but not below zero) so that the maximum amount of Total Payments (after reduction) shall be one dollar less than the amount which would cause the Total Payments to be subject to the excise tax imposed by Section 4999 of the Code, but only if such reduced amount would result in the participant receiving a net after tax amount that exceeds the net after tax amount the participant would receive if the Total Payments were not reduced and were instead subject to the excise tax imposed by Section 4999 of the Code.
For purposes of severance payments made under our Severance Plan, “good reason” is defined as the participant resigning after the occurrence of one of the following events without the participant’s consent:
•	a material reduction of the participant’s base salary as in effect immediately prior to the reduction; or
•	a material reduction in the participant’s authority, duties or responsibilities.
The participant must provide us with written notice within 30 days after the occurrence of a good reason event, and we have 30 days to correct the event after receipt of the notice, and the participant must actually terminate his or her employment within 60 days after the date we receive the participant’s notice.
The term “cause” under the Severance Plan means a termination by us after the occurrence of one of the following events:
•	willful misconduct or gross negligence in the performance of the participant’s duties;
•
refusal to follow the lawful directions of the Chief Executive Officer, which, if curable, has not been cured by the participant within 30 days after he or she receives notice from the Chief Executive Officer;

•	breach of a fiduciary duty owed to us;
•	fraud, embezzlement or other material dishonesty with respect to us;
•	violation of applicable federal, state or local law or regulation governing our business;
•	commission, conviction, plea of nolo contendere, guilty plea, or confession to a crime based upon an act of fraud, embezzlement or dishonesty or to a felony;
•
habitual abuse of alcohol or any controlled substance or reporting to work under the influence of alcohol or any controlled substance (other than a controlled substance that the participant is properly taking under a current prescription);

•	misappropriation (or attempted misappropriation) by the participant of any material assets or business opportunities of us or any of our subsidiaries or affiliates;
•
a material failure to comply with our written policies or rules, as they may be in effect from time to time during the participant’s employment, including policies and rules prohibiting discrimination or harassment, which, if curable, has not been cured by the participant within 30 days after he or she receives notice from the Chief Executive Officer;

•
a material breach of the participant’s employment agreement or offer letter, the Non-Competition, Confidentiality and Intellectual Property Agreement or any other written agreement between us or one of our subsidiaries and participant, which, if curable, has not been cured by the participant within 30 days after he or she receives notice from the Chief Executive Officer.

The term “change in control” under the Severance Plan means:
(i)
any person or group of persons (other than us or our affiliates) becomes the owner, directly or indirectly, of our securities representing more than 50% of the combined voting power of our then outstanding voting securities (the “Outstanding Company Voting Securities”) (but excluding any bona fide financing event in which securities are acquired directly from us); or

(ii)
the consummation of a merger or consolidation of us with any other corporation, other than a merger or consolidation (i) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if we or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, or (ii) immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity surviving such merger or consolidation or, if we or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iii)
the sale or disposition by us of all or substantially all of our assets, other than (i) a sale or disposition by us of all or substantially all of our assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned directly or indirectly by our stockholders following the completion of such transaction in substantially the same proportions as their

2023 Proxy Statement	29

ownership of us immediately prior to such sale or (ii) a sale or disposition of all or substantially all of our assets immediately following which the individuals who comprise the board of directors immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof;
(iv)
provided that with respect to Sections (i), (ii) and (iii) above, a transaction or series of integrated transactions will not be deemed a Change in Control (A) unless the transaction qualifies as a change in control within the meaning of Section 409A of the Code, or (B) if following the conclusion of the transaction or series of integrated transactions, the holders of our Class B Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate voting power in an entity which owns all or substantially all of our assets immediately following such transaction or series of transactions.

2023 Proxy Statement	30

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our PEO and the other NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance measures.
The following table shows the total compensation for our NEOs for the past two fiscal years as set forth in the Summary Compensation Table, the compensation actually paid (“CAP”) to our first PEO (Jonathan Rothberg, former Interim Chief Executive Officer from 12/31/2022 to 4/24/2023), second PEO (Todd Fruchterman, CEO from 2/1/2021 to 12/30/2022), third PEO (Laurent Faracci, Chief Executive Officer until 1/23/2021), and, on an average basis, our other NEOs (in each case, as determined under SEC rules), our total shareholder return (“TSR”) and our net income.
Fiscal Year (a)(1)	SCT For PEO Rothberg (b)(2)	CAP For PEO Rothberg (c)(3)	SCT For PEO2 Fruchterman (d)(2)	CAP For PEO2 Fruchterman (e)(3)	SCT For PEO3 Faracci (f)(2)	CAP For PEO3 Faracci (g)(3)	Average SCT for Other NEOs (h)(4)	Average CAP For Other NEOs (i)(3)	TSR (j)(5)	Net Income ($M) (k)(6)
2022	$217,498	($1,412,374)	$6,640,611	($2,988,104)	—	—	$3,340,627	$2,187,065	$10.93	($168.7)
2021	—	—	$34,816,164	$17,275,459	$3,541,800	($17,942,453)	$2,875,233	$2,441,247	$29.73	($32.4)
(1)
For 2022, Dr. Rothberg (“PEO 1”) and Dr. Fruchterman (“PEO 2”) each served as our PEO during part of the year, and Ms. Getz and Mr. Stoica as our Other Non-PEO NEOs. For 2021, Dr. Fruchterman and Mr. Faracci (“PEO 3”) each served as our PEO during part of the year, and Ms. Fielding, Ms. Pugh, Mr. Shahida, and Mr. Stoica served as our Other Non-PEO NEOs.

(2)
The dollar amounts reported in columns (b), (d), and (e) are the amounts of total compensation reported for Dr. Rothberg, Dr. Fruchterman, and Mr. Faracci for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the Summary Compensation Table as set forth on page 23 of this proxy statement.

(3)
The dollar amounts reported in columns (c), (e), (g), and (i) represent the amount of CAP as computed in accordance with SEC rules. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. We do not have a defined benefit plan so no adjustment for pension benefits is included in the table below. Similarly, no adjustment is made for dividends as dividends are factored into the fair value of the award. The following table details these adjustments:

Fiscal Year		SCT (a)	Grant Date Value of New Awards (b)	Year End Value of New Awards (i)	Change in Value of Prior Awards (ii)	Change in Value of Vested Awards (iii)	Change in Value of Canceled Awards (iv)	TOTAL Equity CAP (c)=(i)+(ii)+(iii)	CAP (d) =(a)-(b)+(c)
2022	PEO1	$217,498	($149,998)	$118,648	($37,106)	($1,561,416)	—	($1,479,874)	($1,412,374)
	PEO2	$6,640,611	($3,645,155)	—	—	($4,873,998)	($1,109,562)	($5,983,560)	($2,988,104)
	PEO3	—	—	—	—	—	—	—	—
	Non-PEO NEOs	$3,340,627	($2,356,798)	$1,446,322	($189,039)	($54,046)	—	$1,203,236	$2,187,065
2021	PEO1	—	—	—	—	—	—	—	—
	PEO2	$34,816,164	($29,611,907)	$12,071,202	—	—	—	$12,071,202	$17,275,459
	PEO3	$3,541,800	—	—	—	$6,021,275	($27,505,528)	($21,484,253)	($17,942,453)
	Non-PEO NEOs	$2,875,233	($1,762,952)	$692,140	$145,508	$491,318	—	$1,328,966	$2,441,247
(a)	The dollar amounts reported in the Summary Compensation Table for the applicable year.
(b)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(c)	The recalculated value of equity awards for each applicable year includes the addition (or subtraction, as applicable) of the following:
(i)	the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;
(ii)
the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(iii)	for awards that vest in the applicable year, the change in the fair value as of the vesting date from the beginning of the applicable year.
(iv)	for awards that are cancelled in the applicable year, the fair value of awards from the beginning of the applicable year.
The valuation assumptions and processes used to recalculate fair values did not materially differ from those disclosed at the time of grant.
2023 Proxy Statement	31

(4)
The dollar amounts reported in column (h) are the average amounts of total compensation reported for the other Non-PEO NEOs for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to the Summary Compensation Table as set forth on page 23 of this proxy statement.

(5)	TSR determined in column (j) is based on the value of an initial fixed investment of $100 as of IPO on February 16, 2021.
(6)
The amounts in this column reflect net income as reported in the company’s Consolidated Statements of Operations and Comprehensive Loss in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Relationship Between CAP and Performance Measures
The following graphs illustrate the alignment between compensation actually paid to the NEOs and the Company’s performance, consistent with our compensation philosophy. Specifically, a large portion of the NEOs’ compensation is reliant on TSR and as such the PEO and Other Non-PEO NEOs’ CAP each year was aligned with our TSR performance and increased when our TSR performance increased but declined when our TSR performance declined. Each of the charts below show the relationship of CAP to (i) the Company’s TSR; and (ii) the Company’s net income, as applicable.

Chart 1

BFLY CAP vs. TSR
$20
$15
$10
$5
$0
($5)
($10)
($15)
($20)
Compensation Actually Paid ($M)
$35
$30
$25
$20
$15
$10
$5
$0
TSR (Based on $100 Initial Investment on IPO)
$17.28
$2.44
($17.94)
($1.41)
($2.99)
$2.19
2021
2022
PEO CAP ($M)
PEO 2 CAP ($M)
PEO 3 CAP ($M)
Average NEO CAP ($M)
BFLY TSR

Chart 2

BFLY CAP vs. Net Income
Compensation Actually Paid ($M)
Net Income ($M)
$20
$15
$10
$5
$0
($5)
($10)
($15)
($20)
$0
($20)
($40)
($60)
($80)
($100)
($120)
($140)
($160)
($180)
$17.28
$2.44
($17.94)
($1.41)
($2.99)
$2.19
2021
2022
PEO CAP ($M)
PEO 2 CAP ($M)
PEO 3 CAP ($M)
Average NEO CAP ($M)
BFLY Net Income ($M)

2023 Proxy Statement	32

Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2022 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors other than Dr. Rothberg, who served as our former Interim Chief Executive officer beginning December 31, 2022 and does not receive compensation for such services, but rather received compensation in connection with his service to the board of directors. Nonetheless, the compensation received by Dr. Rothberg is set forth in the section of this Proxy Statement captioned “Executive Compensation – 2022 Summary Compensation Table.”
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards(2)(3) ($)	All Other Compensation ($)	Total ($)
Dawn Carfora	57,500	149,998	—	—	207,498
Elazer Edelman, M.D., Ph.D.	65,000	149,998	—	—	214,998
John Hammergren	65,000	149,998	—	—	214,998
Gianluca Pettiti	75,000	149,998	—	—	224,998
S. Louise Phanstiel	77,500	149,998	—	—	227,498
Larry Robbins	62,500	149,998	—	—	212,498
Erica Schwartz, M.D., J.D., M.P.H.	62,500	149,998	—	—	212,498
(1)
These amounts represent the aggregate grant date fair value of stock awards granted to each director in 2022 computed in accordance with Topic 718. Such grant date fair values do not take into account any estimated forfeitures. Details as to the assumptions used to calculate the fair value of the stock awards are included in Note 11 “Equity Incentive Plan” to our consolidated audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the directors.

(2)
The following table shows outstanding and unexercised options and unvested RSUs for each non-employee director as of December 31, 2022, other than for Dr. Rothberg, whose outstanding equity is reported in the Outstanding Equity Awards at 2022 Fiscal Year-End.

Name	Total Options Outstanding	Vested Options	Unvested RSUs
Dawn Carfora	21,645	21,645	57,003
Elazer Edelman, M.D., Ph.D.	21,645	21,645	58,297
John Hammergren	21,645	21,645	57,003
Gianluca Pettiti	21,645	21,645	57,003
S. Louise Phanstiel	21,645	21,645	57,003
Larry Robbins	21,645	21,645	57,003
Erica Schwartz, M.D., J.D., M.P.H.	—	—	64,167
The following table shows the grant date fair value calculated in accordance with FASB ASC Topic 718 for equity awards granted to each non-employee director during the fiscal year ended December 31, 2022.
Name	RSUs Granted (#)	Options Granted (#)	Grant Date	Grant Date Fair Value ($)
Dawn Carfora	48,231	—	6/17/2022	149,998
Elazer Edelman, M.D., Ph.D.	48,231	—	6/17/2022	149,998
John Hammergren	48,231	—	6/17/2022	149,998
Gianluca Pettiti	48,231	—	6/17/2022	149,998
S. Louise Phanstiel	48,231	—	6/17/2022	149,998
Larry Robbins	48,231	—	6/17/2022	149,998
Erica Schwartz, M.D., J.D., M.P.H.	48,231	—	6/17/2022	149,998
2023 Proxy Statement	33

Director Compensation Policy
Pursuant to our non-employee director compensation policy, the annual retainer for non-employee directors is $50,000. Annual retainers for committee membership are as follows:
Position	Retainer
Audit committee chairperson	$20,000
Audit committee member	$10,000
Compensation committee chairperson	$15,000
Compensation committee member	$7,500
Nominating and corporate governance committee chairperson	$10,000
Nominating and corporate governance committee member	$5,000
Technology committee chairperson	$15,000
Technology committee member	$7,500
These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our board of directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the board of directors and any committee of the board on which they serve and in connection with other business related to the board of directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.
In addition, we grant to new non-employee directors upon their initial election to our board of directors a number of RSUs, (each RSU relating to one share of our Class A common stock), having an aggregate fair market value equal to $300,000, determined by dividing (A) $300,000 by (B) the closing price of our Class A common stock on the NYSE on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the board of directors. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.
Further, in connection with each of our annual meetings of stockholders, each non-employee director automatically receives an option to purchase shares of our Class A common stock or RSUs having an aggregate grant date fair value of $150,000, valued according to Topic 718 (rounded down to the nearest whole share), each year on the first business day after our annual meeting of stockholders (or the first business day of the third fiscal quarter of such year if there has been no annual meeting of stockholders held by such date). Options have a term of 10 years from the grant date of the award. The award vests at the end of the period beginning on the date of each regular annual meeting of stockholders (or the first business day of the third fiscal quarter, as applicable) and ending on the date of the next regular annual meeting of stockholders, subject to the non-employee director’s continued service as a director through the applicable vesting dates.
2023 Proxy Statement	34

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2022.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	22,533,203(2)	$7.67(3)	19,694,837(4)
Equity compensation plans not approved by security holders(5)	—	—	—
Total	22,533,203	$7.67	19,694,837(6)
(1)	These plans consist of our 2012 Employee, Director and Consultant Equity Incentive Plan, or 2012 Plan, and our Amended and Restated 2020 Equity Incentive Plan, as amended, or 2020 Plan.
(2)
Consists of (i) 7,967,561 million shares to be issued upon exercise of outstanding options and RSUs under the 2012 Plan and (ii) 14,565,642 million shares to be issued upon exercise of outstanding options and RSUs under the 2020 Plan.

(3)	Consists of the weighted-average exercise price of the 12,571,912 million stock options outstanding on December 31, 2022 and does not include RSUs.
(4)
Consists of shares that remained available for future issuance under the 2020 Plan as of December 31, 2022. No shares remained available for future issuance under the 2012 Plan as of December 31, 2022.

(5)	We do not have any compensation plans that were not approved by shareholders nor have we granted any inducement awards.
(6)
The 2020 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2020 Plan to be added on the first day of each fiscal year, beginning in fiscal year 2021 and ending on the second day of fiscal year 2030. The evergreen provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 4% of the number of outstanding shares of common stock on such date and (ii) an amount determined by the plan administrator.

2023 Proxy Statement	35

REPORT OF AUDIT COMMITTEE
The audit committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of the NYSE, has furnished the following report:
The audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.butterflynetwork.com. This committee reviews and reassesses our charter annually and recommends any changes to our board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Deloitte & Touche LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2022, the audit committee took the following actions:
•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and Deloitte & Touche LLP, our independent registered public accounting firm;
•	Discussed with Deloitte & Touche LLP the matters required to be discussed in accordance with Auditing Standard No. 1301 - Communications with audit committees; and
•
Received written disclosures and the letter from Deloitte & Touche LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the audit committee and the audit committee further discussed with Deloitte & Touche LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and Deloitte & Touche LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Members of the Butterfly Network, Inc. Audit Committee

S. Louise Phanstiel (Chairperson)
Larry Robbins
Gianluca Pettiti
2023 Proxy Statement	36

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Other than the compensation agreements and other arrangements described under “Executive and Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2022) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
As used in this section, “Legacy Butterfly” refers to Butterfly Network, Inc. and its direct and indirect subsidiaries, individually and collectively, prior to the Closing of the Business Combination. Longview refers to Longview Acquisition Corp. prior to the Closing of the Business Combination.
Longview
Relationship with Sponsor
On January 11, 2021, Longview issued an unsecured promissory note (the “Note”) in the principal amount of up to $2 million to Longview Investors LLC, Longview’s Sponsor, which principal amount could be drawn down from time to time in increments of no less than $10,000. Longview drew an aggregate of $2 million on the Note. The Note bore interest at a rate of 6.00% per annum, compounded annually and computed on the basis of the 360-day year, and was repaid in full at the Closing.
Legacy Butterfly
Legacy Butterfly Convertible Notes Issued to Affiliates of Glenview
On January 15, 2021, investment funds managed by Glenview entered into a securities purchase agreement with each of Dawn Carfora, John Hammergren, Gianluca Pettiti and S. Louise Phanstiel. Pursuant to the securities purchase agreements, Ms. Carfora agreed to purchase an aggregate principal amount of $118,443 of Legacy Butterfly convertible notes from Glenview for a purchase price of $200,000, Mr. Hammergren agreed to purchase an aggregate principal amount of $1,184,441 of Legacy Butterfly convertible notes from Glenview for a purchase price of $2,000,000, Mr. Pettiti agreed to purchase an aggregate principal amount of $177,666 of Legacy Butterfly convertible notes from Glenview for a purchase price of $300,000, and Ms. Phanstiel agreed to purchase an aggregate principal amount of $592,221 of Legacy Butterfly convertible notes from Glenview for a purchase price of $1,000,000. Upon conversion at the Effective Time, the Legacy Butterfly convertible notes purchased by Ms. Carfora, Mr. Hammergren, Mr. Pettiti and Ms. Phanstiel converted into 12,009, 120,099, 18,014 and 60,049 shares of the Company’s Class A common stock, respectively.
Lease Arrangements
We previously occupied office and laboratory space located at 506 Old Whitfield Street, Guilford, Connecticut, which is owned by Oceanco, LLC, whose manager is Michael Rothberg, who is a sibling of Jonathan M. Rothberg, Ph.D., the founder of Legacy Butterfly and Chairperson of our board of directors, and which is owned by Dr. Rothberg’s children. Under this arrangement, we paid $154,000 for the year ended December 31, 2022. We entered into a month-to-month lease with Oceanco, LLC for this space pursuant to the Business Combination. We terminated this lease effective October 31, 2022 and no longer occupy the premises.
We also occupy office space at 3000 El Camino Real, Suite 130, Palo Alto, California and previously occupied lab and office space at 351 New Whitfield Street, Guilford, Connecticut and 485 Old Whitfield Street, Guilford, Connecticut. Effective upon the Closing, the office space at 485 Old Whitfield Street, Guilford, Connecticut was leased from Oceanco, LLC by 4Catalyzer Corporation, or 4Catalyzer, of which Michael Rothberg, who is a sibling of Jonathan M. Rothberg, Ph.D., the founder of Legacy Butterfly, former Interim Chief Executive Officer, and member of the Company’s board of directors, is the sole stockholder. In connection with the Business Combination Agreement, 4Catalyzer assigned its leasehold interest 3000 El Camino Real to us. Under these arrangements (and through the date of assignment of the 3000 El Camino Real Lease), we paid $261,060 for the year ended December 31, 2022. During the year ended December 31, 2022, the Company terminated its sublease of office and laboratory spaces from 4Catalyzer.
Technology and Services Exchange Agreement
Legacy Butterfly has entered into a Technology and Services Exchange Agreement (the “TSEA”) by and among Legacy Butterfly and other participant companies controlled by the Rothbergs, consisting of AI Therapeutics, Inc., Quantum-Si Incorporated, Hyperfine Operations, Inc. (f/k/a Hyperfine, Inc.), 4Bionics LLC, Tesseract Health, Inc., Liminal Sciences, Inc. and Detect, Inc. (f/k/a Homodeus Inc.). The TSEA, signed in November 2020, became effective upon the Closing of the Business Combination
2023 Proxy Statement	37

on February 12, 2021. Under the TSEA, we and the other participant companies may, in our discretion, permit the use of certain non-core technologies, which include any technologies, information or equipment owned or otherwise controlled by the participant company that are not specifically related to the core business area of the participant, such as software, hardware, electronics, fabrication and supplier information, vendor lists and contractor lists, by other participant companies. The TSEA provides that ownership of each non-core technology shared by us or another participant company will remain with the company that originally shared the non-core technology. In addition, any participant company (including us) may, in its discretion, permit its personnel to be engaged by another participant company to perform professional, technical or consulting services for such participant. Unless otherwise agreed to by us and the other participant company, all rights, title and interest in and to any inventions, works-of-authorship, idea, data or know-how invented, made, created or developed by the personnel (employees, contractors or consultants) in the course of conducting services for a participant company (“Created IP”) will be owned by the participant company for which the work was performed, and the recipient participant company grants to the party that had its personnel provide the services that resulted in the creation of the Created IP a royalty-free, perpetual, limited, worldwide, non-exclusive, sub-licensable (and with respect to software, sub-licensable in object code only) license to utilize the Created IP only in the core business field of the originating participant company, including a license to create and use derivative works based on the Created IP in the originating participant’s core business field, subject to any agreed upon restrictions.
Agreements with Butterfly Stockholders
Investors’ Rights, Voting and Right of First Refusal Agreements
In connection with Legacy Butterfly’s Series D preferred stock financing, Legacy Butterfly entered into investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with holders of Legacy Butterfly’s preferred stock and certain holders of its common stock.
Amended and Restated Registration Rights Agreement
At the Closing of the Business Combination, we, the Sponsor, certain affiliates of the Sponsor, and certain stockholders of Legacy Butterfly entered into the Amended and Restated Registration Rights Agreement, pursuant to which, among other things, such stockholders of Legacy Butterfly were granted certain registration rights with respect to their respective shares of our common stock, in each case, on the terms and subject to the conditions therein.
Advisory Agreement with Jonathan M. Rothberg, Ph.D.
In connection with the consummation of the Business Combination, we entered into an Advisory Agreement (the “Advisory Agreement”) with Dr. Rothberg, the founder of Legacy Butterfly, former Interim Chief Executive Officer and member of our board of directors, effective as of the Closing, pursuant to which Dr. Rothberg advises our Chief Executive Officer and the board of directors on strategic matters, and provides consulting, business development and similar services on matters relating to our current, future and potential scientific and strategic initiatives and such other consulting services reasonably requested from time to time. As compensation for Dr. Rothberg’s services under the Advisory Agreement, we pay Dr. Rothberg a consulting fee of $16,667 per month during the term of the Advisory Agreement. The term of the Advisory Agreement will continue until terminated by us or Dr. Rothberg. Either party may terminate the Advisory Agreement for any reason upon giving thirty days’ advance notice of such termination. In the event of such termination, our only obligation will be to pay Dr. Rothberg any earned but unpaid consulting fee as of the termination date. In December 2020, the Legacy Butterfly board of directors granted 1,000,000 RSUs to Dr. Rothberg. The RSUs vest in equal quarterly installments over two years, beginning on March 31, 2021, without regard to Dr. Rothberg’s continued service to the Company, with full acceleration of vesting in the event of Dr. Rothberg’s death or disability or a change in control of the Company.
Limited Liability Company to Purchase Real Estate
As part of the recruitment process of Dr. Fruchterman, our former President and Chief Executive Officer, Larry Robbins, at the time the Chairperson of Longview, our predecessor prior to the Business Combination, and now a member of our board of directors, offered financial support to facilitate Dr. Fruchterman’s relocation to be near the Company’s headquarters. On February 2, 2022, Dr. Fruchterman, Dr. Fruchterman’s spouse, and an irrevocable trust previously established by Mr. Robbins formed a limited liability company and entered into an operating agreement setting forth the terms and conditions of the ownership and management of the limited liability company that has purchased real estate in the approximate amount of $4,800,000. Mr. Robbins’ trust contributed approximately $1,500,000 to the limited liability company.
2023 Proxy Statement	38

Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements and our restated bylaws require that we indemnify our directors and officers to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and officers. We also maintain a general liability insurance policy, which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.
Policies and Procedures for Related Party Transactions
We have adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to us or any of our subsidiaries as an employee, consultant or director will not be considered related person transactions under this policy. A “Related Person” is:
•	any person who is or was an executive officer, director, or director nominee of the Company at any time since the beginning of the Company’s last fiscal year;
•	a person who is or was an Immediate Family Member (as defined below) of an executive officer, director, director nominee at any time since the beginning of the Company’s last fiscal year;
•	any person who, at the time of the occurrence or existence of the transaction, is the beneficial owner of more than 5% of any class of the Company’s voting securities (a “Significant Stockholder”); or
•	any person who, at the time of the occurrence or existence of the transaction, is an Immediate Family Member of a Significant Stockholder of the Company.
An “Immediate Family Member” of a person is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, or any other person sharing the household of such person, other than a tenant or employee.
We have implemented policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee has the responsibility to review related party transactions.
Under the related person transaction policy, the related person in question or, in the case of transactions with a beneficial holder of more than 5% of the Company’s voting stock, an officer with knowledge of a proposed transaction, will be required to present information regarding the proposed related person transaction to the audit committee (or to another independent body of the board of directors) for review. To identify related person transactions in advance, we expect to rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our audit committee is expected to take into account the relevant available facts and circumstances, which may include, but are not limited to:
•	the related person’s interest in the transaction;
•	the approximate dollar value of the amount involved in the transaction;
•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in the ordinary course of business of the Company;
•	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
•	the purpose of, and the potential benefits to the Company of, the transaction; and
•
any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee will approve only those transactions that it determines are fair to the Company and in the Company’s best interests.
2023 Proxy Statement	39

Proposal 1: Election of Directors
On April 27, 2023, our board of directors nominated Joseph DeVivo, Jonathan M. Rothberg, Ph.D., Larry Robbins, Dawn Carfora, Elazer Edelman, M.D., Ph.D., Gianluca Pettiti, S. Louise Phanstiel, and Erica Schwartz, M.D., J.D., M.P.H. for election at the annual meeting. If they are elected, they will serve on our board of directors until the 2024 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Joseph DeVivo, Jonathan M. Rothberg, Ph.D., Larry Robbins, Dawn Carfora, Elazer Edelman, M.D., Ph.D., Gianluca Pettiti, S. Louise Phanstiel, and Erica Schwartz, M.D., J.D., M.P.H. as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast is required to elect each nominee as a director. Abstentions and broker non-votes will have no effect on the election of directors.
OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JOSEPH DEVIVO, JONATHAN M. ROTHBERG, PH.D., LARRY ROBBINS, DAWN CARFORA, ELAZER EDELMAN, M.D., PH.D., GIANLUCA PETTITI, S. LOUISE PHANSTIEL, AND ERICA SCHWARTZ, M.D., J.D., M.P.H. AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
2023 Proxy Statement	40

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The audit committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2023. Our board of directors proposes that the stockholders ratify this appointment. We expect that representatives of Deloitte will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Deloitte as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2023, the audit committee reviewed auditor independence issues and existing commercial relationships with Deloitte and concluded that Deloitte has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.
The following table sets forth the fees billed to or incurred by our Company for professional services rendered by Deloitte, our independent registered public accounting firm, for the audit of our annual consolidated financial statements (including the consolidated financial statements of Legacy Butterfly) for the years ended December 31, 2022 and 2021, and fees billed for other services rendered by Deloitte during those periods:
Fees	2022	2021
Audit Fees(1)	$1,662,341	$1,849,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	215,625	91,000
All Other Fees(4)	—	—
Total Fees	$1,877,966	$1,194,000
(1)
Audit Fees. Audit fees consisted of audit work performed in the preparation of consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as quarterly review procedures and the provision of consents in connection with the filing of registration statements and related amendments, as well as other filings.

(2)
Audit-Related Fees. This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

(3)	Tax Fees. Tax fees consisted principally of tax consulting services.
(4)
All Other Fees. Our independent registered public accountants did not provide any products and services not disclosed in the table above during the fiscal years ended December 31, 2022 and 2021. As a result, there were no other fees billed or paid during those fiscal years.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.
1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting or reporting standards.
2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.
2023 Proxy Statement	41

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.
Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.
The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Deloitte as our independent registered public accounting firm, the audit committee will reconsider its appointment.
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast at the annual meeting is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.
2023 Proxy Statement	42

Proposal 3: Non-Binding Advisory Vote on Approval of the Compensation of our Named Executive Officers, as Disclosed in this Proxy Statement
We are seeking your advisory vote as required by Section 14A of the Exchange Act, on the approval of the compensation of our NEOs as described in the Executive and Director Compensation section, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our compensation committee or our board of directors. However, the compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Our compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with our success and their contributions to that success. We require top talent with a wide range of skills, experience, and leadership qualities to lead the organization in support of our mission to democratize healthcare and to make medical imaging accessible to everyone around the world by using our proprietary technology. In order to attract and retain the talent required to fulfill our mission, accelerate growth, and promote stockholder value, the compensation committee’s goal is to implement an executive compensation program that is built upon strategic objectives.
Stockholders are urged to read the Executive and Director Compensation section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The compensation committee and our board of directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2023 annual meeting:
“RESOLVED, that the compensation paid to the NEOs of Butterfly Network, Inc., as disclosed in the proxy statement for the 2023 Annual Meeting of Stockholders pursuant to Section 14A of the Exchange Act, including the summary compensation table, the narrative disclosures that accompany the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”
Vote Requirement and Recommendation of the Board of Directors
The affirmative vote of a majority of the votes cast at the annual meeting is required to approve, on an advisory basis, this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.
2023 Proxy Statement	43

OTHER MATTERS
Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2024 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2023. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement.
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our amended and restated by-laws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the 2024 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed by more than 70 days, from the first anniversary of the 2023 Annual Meeting of Stockholders, a stockholder’s notice must be so received no later than the close of business of the 90th day prior to the 2024 Annual Meeting of Stockholders or the 10th day following the day on which notice of the date of the 2024 Annual Meeting of Stockholders was first made, whichever first occurs. For stockholder proposals to be brought before the 2024 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than close of business on February 17, 2024 and no later than close of business on March 18, 2024. All stockholder proposals should be marked for the attention of Corporate Secretary and sent to Butterfly Network, Inc., 1600 District Avenue, Burlington, Massachusetts 01803 and via email to legal@butterflynetinc.com.
In addition to satisfying the foregoing requirements, to comply with Rule 14a-19 under the Exchange Act, the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than our board of directors’ nominees must provide notice by April 17, 2024 to submit a notice of nomination at an annual meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b). Such notice should be marked for the attention of Corporate Secretary at the address above.
2023 Proxy Statement	44

Butterfly™

BUTTERFLY NETWORK, INC.
1600 DISTRICT AVENUE
BURLINGTON, MA 01803

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 15, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 15, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received prior to June 16, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V16813-P91476 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BUTTERFLY NETWORK, INC.

The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and FOR each of Proposals 2 and 3.

Nominees:	**For**	**Against**	**Abstain**
1a. Joseph DeVivo	☐	☐	☐
1b. Jonathan M. Rothberg, Ph.D.	☐	☐	☐
1c. Larry Robbins	☐	☐	☐
1d. Dawn Carfora	☐	☐	☐
1e. Elazer Edelman, M.D., Ph.D.	☐	☐	☐
1f. Gianluca Pettiti	☐	☐	☐
1g. S. Louise Phanstiel	☐	☐	☐
1h. Erica Schwartz, M.D., J.D., M.P.H.	☐	☐	☐

	For	**Against**	**Abstain**
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐
3. To approve by an advisory vote the compensation of the Company's named executive officers, as disclosed in the proxy statement.	☐	☐	☐

Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, form of proxy and 2022 Annual Report are available at www.proxyvote.com.

V16814-P91476

Butterfly Network, Inc.
2023 Annual Meeting of Stockholders
June 16, 2023 11:00 a.m. Eastern Time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned appoints Joseph DeVivo and Lawrence Weiss, and each of them (the "Proxies"), as Proxies of the undersigned, with the full power of substitution, and authorizes each of them to represent and vote, as designated on the reverse hereof, all of the shares of Class A common stock and Class B common stock of Butterfly Network, Inc., held of record by the undersigned at the close of business on April 19, 2023, at the Annual Meeting of Stockholders of Butterfly Network, Inc. to be held on June 16, 2023, via live audio webcast at www.virtualshareholdermeeting.com/BFLY2023, or at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER AND IN ACCORDANCE WITH THE DIRECTION OF THE PROXIES AS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED. IF DIRECTION IS NOT GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Continued and to be signed on reverse side